As filed electronically with the Securities and Exchange Commission on 10 September 2002
                                               Securities Act File No. 33-64915
                                       Investment Company Act File No. 811-7447
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------
                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 30
                                                     ----

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 33
                                             ----

                           HARRIS INSIGHT FUNDS TRUST
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                  3200 Horizon Drive, King of Prussia, PA 19406
                  ---------------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                              --------------------

        Registrant's Telephone Number, including Area Code: 610.239.4590


Name and Address of Agent :                       Copies to:
for Service


Thomas J. Ryan               Cameron S. Avery, Esq.     and   G. Nicholas Bullat, Esq.
Harris Insight Funds Trust   Bell, Boyd & Lloyd LLC           Harris Trust & Savings Bank
PFPC Inc.                    Three First National Plaza       111 West Monroe Street
400 Bellevue Parkway         70 West Madison Street           21st Floor East
Wilmington, DE 19809         Chicago, IL  60602-4207          Chicago, IL 60603


        It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b)
        ----
             60 days after filing pursuant to paragraph (a)(1)
        ----
             75 days after filing pursuant to paragraph (a)(2)
        ----
          X  on Sept 16, 2002 pursuant to paragraph (b)
        ----
             on ___________ pursuant to paragraph (a)(1)
        ----
             on ___________pursuant to paragraph (a)(2) of rule 485
        ----

        If appropriate, check the following box:

          X This post-effective amendment designates a new effective ---- date for a previously filed post-effective amendment.


                                EXPLANATORY NOTE

     The prospectuses in Part A in Post-effective Amendments No. 27 and No. 28 (Amendments No. 30 and No. 31 under the Investment Company Act) are not affected by this Post-effective Amendment No. 30 (Amendment No. 33) to the Registrant's Registration Statement on Form N-1A.

                        [LOGO] HARRIS INSIGHT FUNDS (TM)



                       HARRIS INSIGHT HIGH YIELD BOND FUND

                                    N SHARES

                          SEPTEMBER 16, 2002 PROSPECTUS



    AS WITH ANY MUTUAL FUND, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED WHETHER THIS
          PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


       HARRIS INSIGHT HIGH YIELD BOND FUND          PAGE 3

                         FEES AND EXPENSES               5

                        INVESTMENT ADVISER               6

                         PORTFOLIO MANAGER               6

                    PRICING OF FUND SHARES               6

                      SHAREHOLDER SERVICES               7

          DIVIDENDS AND TAX CONSIDERATIONS              12

                 DISTRIBUTION ARRANGEMENTS              13

         MASTER FUND/FEEDER FUND STRUCTURE              13

                             TERMS TO KNOW              14

                       HARRIS INSIGHT HIGH YIELD BOND FUND

FUND OBJECTIVE

The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without approval by the Fund's shareholders.

INVESTMENT APPROACH

The Fund normally invests at least 80% of its assets in domestic and foreign bonds, commonly known as "junk bonds", that have a credit quality rated below "Baa" by Moody's Investors Service, Inc. (Moody's) and "BBB" by Standard and Poor's Corporation (S&P). The Fund may also invest in a broad range of interest sensitive securities, including preferred stocks, interest-rate futures contracts, and foreign currency futures and forwards for the purpose of hedging. The Fund may also invest up to 20% of its assets in common stocks and convertible securities.

Achievement of the Fund's investment objective will be more dependent on the adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. The adviser's analysis may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

During periods of adverse market conditions, the Fund may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. When the Fund takes such a defensive position, the Fund may not be able to meet its investment objective.

PRINCIPAL RISKS

o Credit risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

o Foreign securities risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

o High yield securities (junk bond) risk. Securities rated "BB" or below by S&P or "Ba" or below by Moody's are known as "high yield" securities and are commonly referred to as "junk bonds". These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

o Interest rate risk. The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

o Leverage risk. The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

o Prepayment risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

Because of the speculative nature of the Fund's investments, you should carefully consider the risks associated with this Fund before you purchase shares.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. The value of your investment in the Fund will fluctuate, which means that you may lose money.

FUND PERFORMANCE

Total Return and Average Annual Total Return information is not available for the Fund because the Fund had not commenced operations as of the date of this prospectus.

                                FEES AND EXPENSES

        THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY
                    IF YOU BUY AND HOLD N SHARES OF THE FUND.


SHAREHOLDER FEES (fees paid directly from your investment)
----------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                     None

MAXIMUM DEFERRED SALES CHARGE (LOAD)                                 None

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS          None

REDEMPTION FEE                                                       None

EXCHANGE FEE                                                         None


ESTIMATED ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, expressed as a % of average net assets)
----------------------------------------------------------------------------
                                          High Yield
                                             Bond
----------------------------------------------------------------------------
Investment Advisory Fees(1)                 0.45%

Shareholder Servicing Fees                  0.25

Other Expenses(1)                           0.26

Total Operating Expenses(1)                 0.96%
----------------------------------------------------------------------------

(1)Expenses are based on estimated amounts to be incurred by the Fund during the current fiscal year but do not reflect a partial waiver of advisory fees by the adviser. (This waiver is expected to remain in effect until at least December 31, 2002 and may be decreased by the adviser at any time, subject to approval by the Board of Trustees.) After this waiver, the advisory fees and Total Operating Expenses for the fiscal year ending December 31, 2002 are expected to be:

                                          High Yield
                                             Bond
   -------------------------------------------------------------------------
   Investment Advisory Fees                  0.35%

   Total Operating Expenses                  0.86%
   -------------------------------------------------------------------------

Customers of a financial institution such as Harris Trust and Savings Bank (Harris Trust) may also be charged certain fees or expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                            High Yield
                                               Bond
----------------------------------------------------------------------------
One Year                                       $ 98

Three Years                                     306
----------------------------------------------------------------------------

                               INVESTMENT ADVISER

Harris Investment Management, Inc. (HIM) is the investment adviser for the Fund. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of June 30, 2002, HIM managed approximately $17.8 billion in assets.

The investment advisory fee payable, before fee waivers, to HIM for the Fund is based upon the average daily net assets of the Fund at the annual rate of 0.45%.

HIM may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. These arrangements are voluntary and may be terminated at any time.

INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690



                                PORTFOLIO MANAGER

TIMOTHY E. ANDERSON, PRINCIPAL AND PORTFOLIO MANAGER (HIM)

Prior to joining HIM in 2001, Mr. Anderson served as High Yield Portfolio Manager and Director of Corporate Bonds at an investment management firm. He has 8 years of portfolio management experience and has served as manager of the Fund since it commenced operations in 2002.

                             PRICING OF FUND SHARES

SHARES OF THE FUND ARE BOUGHT AND SOLD AT NET ASSET VALUE

The Fund calculates its net asset value per share (NAV) on each day on which the New York Stock Exchange (NYSE) is open for business.

HOW THE FUND CALCULATES NAV

The NAV of a class of shares of the Fund is determined by dividing the value of the securities and other assets, less liabilities, allocated to the class by the number of outstanding shares of the class.

The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) and is based on the value of the Fund's securities and the number of shares outstanding. Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. Where market quotations are not readily available, securities are based on fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary markets in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the value of a foreign security has been materially affected by events occurring after the close of a foreign market, it may be valued by another method that the Board believes reflects fair value. Foreign securities may trade in their local markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

                              SHAREHOLDER SERVICES

                                HOW TO BUY SHARES

OPENING A NEW ACCOUNT

There are three convenient ways to invest in the Harris Insight Funds.
------------------------------------------------------------------------------

BY MAIL

Complete and sign an application for N Shares.

Make your check payable to the Harris Insight Funds.

If you are adding to your existing account, indicate your Fund account number directly on the check.

Mail your application and check to: Harris Insight Funds, c/o PFPC Inc., P.O. Box 8952, Wilmington, DE 19899-8952

------------------------------------------------------------------------------
BY BANK WIRE

Call the Funds at 800.625.7073, during business hours, to initiate your purchase.

Please be sure to furnish your taxpayer identification number.

Then wire your investment to:
  PNC Bank, N.A., Philadelphia, PA, ABA #0310-0005-3
  For Credit To: Harris Insight Funds 85-5093-2950
  Re: High Yield Bond Fund-- N Shares
  Account No.:
  Account Name:
  Taxpayer ID No.:

If you are opening a new account, please complete and mail the account application form to the Funds at the address given under "By Mail."

The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.

------------------------------------------------------------------------------

THROUGH FINANCIAL INSTITUTION/PROFESSIONAL

Contact your financial institution or professional for more information.

Important note: Each institution or professional may have its own procedures and requirements for buying shares and may charge fees.

------------------------------------------------------------------------------

Orders placed directly with the Fund must be paid for by check or bank wire before the order will be executed. Shares are purchased at the NAV next calculated after your order has been received by the Fund. The Fund does not accept third-party checks.

For orders placed through a financial institution, shares are purchased at the NAV next calculated after your order has been received by the Fund. Payment for shares purchased through a financial institution will not be due until settlement date, normally three business days after the order has been executed. The Fund reserves the right to reject any purchase order.

Please indicate whether you would like the ability to buy, redeem or exchange shares by telephone or wire when you complete your application.

AUTOMATIC INVESTMENT PLAN: A CONVENIENT OPTION

Through automatic investing, you can invest equal amounts of money on a regular basis.

At the time you open your account or any time afterward, you can elect Harris Insight Funds' Automatic Investment Plan by so indicating on the Harris Insight Funds New Account Application. The Plan lets you invest as little as $50 a month in the Fund of your choice through electronic withdrawals from your checking or savings account. (If your checking or savings account does not have sufficient assets to permit the Automatic Investment in any month, your participation in the Plan will cease and a new application will be needed to reinstate your Plan.)

CHOOSE YOUR INVESTMENT AMOUNT

The Harris Insight Funds offer a flexible range of minimum investment amounts to initiate or add to your investment program.

                                MINIMUM PER FUND

To open a regular account............................... $1,000

To open a retirement account.............................. $250

To open an account using the Automatic Investment Plan..... $50

To add to an existing account.............................. $50


MORE ABOUT BUYING SHARES

MULTIPLE OWNERS

If you register your account as belonging to multiple owners, e.g., as joint tenants, you must provide specific authorization on your application in order for us to accept instructions from a single owner. Otherwise, all owners will have to authorize any transactions in the account.

TAXPAYER IDENTIFICATION

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. Investments received without a certified taxpayer identification number may be returned.

HOURS OF OPERATION

The Funds are open for business each day the New York Stock Exchange (NYSE) is open for business. The Funds are closed for business on:

New Year's Day                      Good Friday                Labor Day

Martin Luther King, Jr. Day         Memorial Day               Thanksgiving Day

Presidents' Day                     Independence Day           Christmas Day

You may call 800.982.8782 to speak with a Fund representative Monday through Friday from 8:00 a.m. to 5:00 p.m., Central time.

                               HOW TO SELL SHARES

ACCESSING YOUR MONEY

You may sell or redeem some or all of your shares when the Fund is open for business by doing one of the following.

-----------------------------------------------------------------------------

BY MAIL AND CHECK

You may sell shares by writing the Funds at: Harris Insight Funds, c/o PFPC Inc., P.O. Box 8952, Wilmington, DE 19899-8952.

A check for your proceeds will be mailed to you.

-----------------------------------------------------------------------------

BY TELEPHONE AND CHECK

If you have chosen the telephone redemption privilege, you may call 800.625.7073, during business hours, to sell your shares.

A check for your proceeds will be mailed to you.

-----------------------------------------------------------------------------

BY TELEPHONE AND BANK WIRE

If you have chosen the wire redemption privilege, you may call 800.625.7073, during business hours, to sell your shares and have your proceeds wired to a pre-designated bank account.

-----------------------------------------------------------------------------

THROUGH FINANCIAL INSTITUTION/PROFESSIONAL

Contact your financial institution or professional for more information

Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.

-----------------------------------------------------------------------------

A redemption request should be accompanied by your account number, the exact name(s) on your account and your social security or taxpayer identification number. Some redemption requests require a signature guarantee. (See below for more information.)

The Fund reserves the right to pay redemptions "in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect a Fund's operations (limited to amounts more than $250,000 or representing more than 1% of the Fund's assets). In these cases, you might incur brokerage costs in converting the securities to cash.

MORE ABOUT REDEMPTIONS

WHEN ORDERS ARE PROCESSED

Your shares will be sold at the NAV next calculated after your order is received in good order by the Fund's transfer agent. Your order will be processed and a check for the proceeds will be mailed to you promptly. Payment by wire will generally be sent the following business day.

Please note that proceeds for redemption requests made shortly after a recent purchase by check will be distributed only after the check clears, which may take up to 15 days.

Under law, a fund may suspend redemptions or postpone the payment of redemption proceeds when the NYSE is closed (other than customary weekend and holiday closings), when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes disposal or valuation of portfolio securities not reasonably practicable, or at other times as the SEC may permit.

MINIMUM AMOUNT REQUIRED FOR WIRE SALES

The minimum amount of redemption proceeds that may be wired is $1,000. Otherwise, a check for redemption proceeds is mailed to your address of record. The Fund reserves the right to change this minimum or to terminate the privilege.

SYSTEMATIC WITHDRAWAL PLAN (NOT AVAILABLE FOR IRAS OR OTHER RETIREMENT ACCOUNTS)

You may enroll in the Systematic Withdrawal Plan (SWP) by so indicating on the Harris Insight Funds New Account Application. Using the SWP, you may redeem a specific dollar amount (not less than $100) from your Harris Insight Funds account each month, quarter, six months or year.

To enroll in the SWP, you must meet the following conditions:

o  you must have elected to reinvest your Fund dividends, and

o your shares of the Fund from which you want shares redeemed must have a value of at least $10,000 at the time of each withdrawal.

Plan redemptions are normally processed on the 25th day of the applicable month (or on the next Business Day if the normal processing day is not a Business Day) and are paid promptly thereafter. You should know that, if your SWP withdrawals are greater than the amount of dividends from your Fund, the withdrawals reduce the principal invested. (If your Fund account does not have a sufficient balance to permit a Systematic Withdrawal, your participation in the SWP will cease and a new application will be needed to reinstate your Plan.)

SIGNATURE GUARANTEES

The Fund uses signature guarantees on certain redemption requests to protect you and the Fund from unauthorized account transfers. A signature guarantee is required when a redemption check is -

o  Payable to anyone other than the shareholder(s) of record

o  To be mailed to an address other than the address of record

o To be wired to a bank other than one previously authorized.

Signature guarantees may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Association.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS

The Fund reserves the right to close a shareholder's account and mail the proceeds to the shareholder if the value of the account is reduced below $500 ($250 in the case of a retirement account), unless the reduction is due to market activity. However, the shareholder will first be notified in writing and permitted 30 days to increase the balance.

ADDITIONAL SHAREHOLDER SERVICES AND INFORMATION

EXCHANGING SHARES

You can exchange your N Shares of a Fund for N Shares of any other Harris Insight Fund, provided that:

o  Your shares have been held for at least seven days,

o  Your account registration for both Funds are the same,

o  The shares you wish to buy are registered for sale in your home state, and

o You make no more than five "round trips" through a non-money market fund during a calendar year.

   A "round trip" is a redemption from a Fund followed by a purchase back into the same Fund. Fund management reserves the right to waive this limitation for specific transactions that are determined to be for de minimis amounts or are otherwise determined not to be detrimental to the management of a Fund.

The Fund reserves the right to terminate temporarily or permanently the exchange privilege of any investor who makes more than five exchanges out of a Fund in a calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the five-exchange limit. The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

The Fund reserves the right to refuse an exchange by any person or group if, in HIM's or Fund management's judgment, the Fund to be purchased might be unable to invest the money effectively in accordance with its investment objective and policies or might otherwise be adversely affected. Also, the Fund reserves the right to modify or discontinue the exchange privilege for any reason, upon 60 days' written notice.

The procedures that apply to redeeming shares also apply to exchanging shares.

DIRECTED DIVIDEND PLAN (DDP)

You may direct your dividends and/or distributions from one Harris Insight Fund to be invested automatically in another Harris Insight Fund without any fee or sales charge, provided that both Funds have identical ownership registration and are in the same share class. To use the DDP, you must maintain a balance of at least $1,000 in the Fund account from which dividends are paid at the time each DDP payment is made. (If your Fund account does not have a sufficient balance to permit a Directed Dividend payment, your participation in the DDP will cease and a new application will be needed to reinstate your Plan.)

TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or their service providers follow these procedures, they will not be liable for any losses arising from unauthorized or fraudulent instructions and you may be responsible for unauthorized requests.

Please verify the accuracy of instructions immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

REGULAR REPORTS

Your investment will be easy to track. During the year, you will receive:

o  An annual account statement

o  A quarterly consolidated statement

o  A confirmation statement, each time you buy, sell or exchange shares

o Annual and semi-annual reports to shareholders for each Fund in which you invest.

                        DIVIDENDS AND TAX CONSIDERATIONS

Dividends of net investment income, if any, are declared daily and paid monthly by the Fund.

Any capital gains are declared and paid at least annually.

All distributions may be invested in additional shares of the Fund at NAV and credited to your account on the ex-date, or paid in cash on the payment date. Distribution checks and account statements will be mailed approximately two business days after the payment date.

TAX CONSIDERATIONS

Following is a brief discussion of the general tax treatment of various distributions from the Fund. It is not an exhaustive discussion, and your particular tax status may be different. We encourage you to consult with your own tax adviser about federal, state and local tax considerations.

The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares or take it in cash:

o All dividends paid, including net short-term capital gains (except "exempt-interest dividends") are taxable to you as ordinary income.

o Distributions of net long-term capital gains, if any, are taxable to you as long-term capital gains regardless of how long you have held the shares.

o You may realize a taxable gain or loss when you sell shares or exchange shares between Funds, depending on your tax basis in the shares and the value of those shares at the time of the transaction.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                            DISTRIBUTION ARRANGEMENTS

N SHARES SERVICE PLAN

The Fund may pay fees, at a rate of up to 0.25% of the average daily net asset value of the Fund's N Shares, to financial institutions, securities dealers and other industry professionals (which may include Harris Trust and its affiliates) for shareholder support services that they provide.

MULTIPLE CLASSES

Each of the Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, and Technology Fund offers two classes of shares: B Shares and Institutional Shares. The HIGH YIELD BOND FUND offers two classes of shares: N Shares and Institutional Shares. Each of the Tax-Exempt Money Market Fund and Government Money Market Fund offers three classes of shares: N Shares, Service Shares and Institutional Shares. The Convertible Securities Fund offers three classes of shares: N Shares, A Shares and Institutional Shares. The Index Fund offers three classes of shares: N Shares, B Shares and Institutional Shares. Each of the Balanced Fund, Equity Income Fund, Equity Fund, Core Equity Fund, Small-Cap Value Fund, Small-Cap Opportunity Fund, International Fund, Emerging Markets Fund, Tax-Exempt Bond Fund, Bond Fund, Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund and Intermediate Government Bond Fund offers four classes of shares: N Shares, A Shares, B Shares and Institutional Shares. The Money Market Fund offers five classes of shares: N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares. Service Shares and Exchange Shares are each offered by separate prospectus. A Shares, B Shares and N Shares are offered by a combined separate prospectus.

                        MASTER FUND/FEEDER FUND STRUCTURE

The Board of Trustees has the authority to convert any Fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the Fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

The SAI contains more information about the Funds, the Master Fund/Feeder Fund Structure and the types of securities in which the Funds may invest.

                                  TERMS TO KNOW

CONVERTIBLE SECURITIES

Bonds, debentures, notes, preferred stock or other securities that are convertible into common stock. Convertible securities have some unique return characteristics relative to market fluctuations:

o  When equity markets go up, they tend to rise in price

o When interest rates rise, they tend to decline relatively less in price than long-term bonds

CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or by a fund adviser's independent analysis. The lower the rating, the greater the chance - in the rating agency's or adviser's opinion - that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment grade.

EXEMPT-INTEREST DIVIDENDS

Dividends paid by tax-exempt funds that are exempt from federal income tax. Exempt-interest dividends are not necessarily exempt from state and local income taxes.

HIGH-YIELD BONDS

High-yield bonds, or "junk bonds", are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment grade" by independent rating agencies. Because they are riskier than investment grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

FOR MORE INFORMATION

More information on the Harris Insight Funds is available free upon request:

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about each Fund and its policies. The SAI is on file with the Securities and Exchange Commission (Commission) and is incorporated by reference into (i.e., is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 800.982.8782

BY MAIL
Harris Insight Funds
3200 Horizon Drive
King of Prussia, PA 19406

ON THE INTERNET
Text-only versions of the prospectus and other documents pertaining to the Funds can be viewed online or downloaded from:

   HARRIS INSIGHT FUNDS
   http://www.harrisinsight.com


Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.942.8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information about the Funds may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Harris Insight Funds Trust, whose investment company registration number is 811-7447.

                         (LOGO) HARRIS INSIGHT FUNDS(TM)



                       HARRIS INSIGHT HIGH YIELD BOND FUND
                              INSTITUTIONAL SHARES

                          SEPTEMBER 16, 2002 PROSPECTUS

--------------------------------------------------------------------------------

    AS WITH ANY MUTUAL FUND, THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED WHETHER THIS
          PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

         HARRIS INSIGHT HIGH YIELD BOND FUND          PAGE 2

                           FEES AND EXPENSES               3

                          INVESTMENT ADVISER               4

                           PORTFOLIO MANAGER               4

                      PRICING OF FUND SHARES               4

                        SHAREHOLDER SERVICES               5

            DIVIDENDS AND TAX CONSIDERATIONS               8

                   DISTRIBUTION ARRANGEMENTS               8

           MASTER FUND/FEEDER FUND STRUCTURE               8

                               TERMS TO KNOW               9

                       HARRIS INSIGHT HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without approval by the Fund's shareholders.

INVESTMENT APPROACH
--------------------------------------------------------------------------------
The Fund normally invests at least 80% of its assets in domestic and foreign bonds, commonly known as "junk bonds", that have a credit quality rated below "Baa" by Moody's Investors Service, Inc. (Moody's) and "BBB" by Standard and Poor's Corporation (S&P). The Fund may also invest in a broad range of interest sensitive securities, including preferred stocks, interest-rate futures contracts, and foreign currency futures and forwards for the purpose of hedging. The Fund may also invest up to 20% of its assets in common stocks and convertible securities.

Achievement of the Fund's investment objective will be more dependent on the adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. The adviser's analysis may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

During periods of adverse market conditions, the Fund may temporarily invest a substantial portion of its assets in investment-grade fixed income securities and money market instruments. When the Fund takes such a defensive position, the Fund may not be able to meet its investment objective.

PRINCIPAL RISKS
--------------------------------------------------------------------------------
o Credit risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment-grade are especially susceptible to this risk.

o Foreign securities risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

o High yield securities (junk bond) risk. Securities rated "BB" or below by S&P or "Ba" or below by Moody's are known as "high yield" securities and are commonly referred to as "junk bonds". These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

o Interest rate risk. The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

o Leverage risk. The risk that downward price changes in a security may result in a loss greater than a fund's investment in the security. This risk exists through the use of certain securities or techniques (e.g., forward or futures contracts, derivative securities or purchases on margin) that tend to magnify changes in an index or market.

o Prepayment risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

Because of the speculative nature of the Fund's investments, you should carefully consider the risks associated with this Fund before you purchase shares.

Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. The value of your investment in the Fund will fluctuate, which means that you may lose money.

FUND PERFORMANCE
--------------------------------------------------------------------------------
Total Return and Average Annual Total Return information is not available for the Fund because the Fund had not commenced operations as of the date of this prospectus.

                                FEES AND EXPENSES
--------------------------------------------------------------------------------

    The tables below describe the fees and expenses that you will pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                      None
MAXIMUM DEFERRED SALES CHARGE (LOAD)                                  None
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED DIVIDENDS           None
REDEMPTION FEE                                                        None
EXCHANGE FEE                                                          None
--------------------------------------------------------------------------------

ESTIMATED ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, expressed as a % of average net assets)

--------------------------------------------------------------------------------
                                                         High Yield
                                                            Bond
--------------------------------------------------------------------------------
Investment Advisory Fees(1)                                 0.45%
Other Expenses(1)                                           0.26
--------------------------------------------------------------------------------
Total Operating Expenses(1)                                 0.71%
--------------------------------------------------------------------------------
  (1)Expenses are based on estimated amounts to be incurred by the Fund during the current fiscal year but do not reflect a partial waiver of advisory fees by the adviser. (This waiver is expected to remain in effect until at least December 31, 2002 and may be decreased by the adviser at any time, subject to approval by the Board of Trustees.) After this waiver, the advisory fees and Total Operating Expenses for the fiscal year ending December 31, 2002 are expected to be:

                                                         High Yield
                                                            Bond
     ---------------------------------------------------------------------------
     Investment Advisory Fees                               0.35%
     Total Operating Expenses                               0.61%
     ---------------------------------------------------------------------------

Customers of a financial institution such as Harris Trust and Savings Bank (Harris Trust) may also be charged certain fees or expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client.

EXPENSE EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                                                         High Yield
                                                            Bond
--------------------------------------------------------------------------------
One Year                                                     $73
--------------------------------------------------------------------------------
Three Years                                                  227
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

Harris Investment Management, Inc. (HIM) is the investment adviser for the Fund. HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of June 30, 2002, HIM managed approximately $17.8 billion in assets.

The investment advisory fee payable, before fee waivers, to HIM for the Fund is based upon the average daily net assets of the Fund at the annual rate of 0.45%.

HIM may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. These arrangements are voluntary and may be terminated at any time.

INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

                                PORTFOLIO MANAGER
--------------------------------------------------------------------------------

TIMOTHY E. ANDERSON, PRINCIPAL AND PORTFOLIO MANAGER (HIM)

Prior to joining HIM in 2001, Mr. Anderson served as High Yield Portfolio Manager and Director of Corporate Bonds at an investment management firm. He has 8 years of portfolio management experience and has served as manager of the Fund since it commenced operations in 2002.

                             PRICING OF FUND SHARES
--------------------------------------------------------------------------------
SHARES OF THE FUND ARE BOUGHT AND SOLD AT NET ASSET VALUE
--------------------------------------------------------------------------------
The Fund calculates its net asset value per share (NAV) on each day on which the New York Stock Exchange (NYSE) is open for business.

HOW THE FUND CALCULATES NAV
--------------------------------------------------------------------------------
The NAV of a class of shares of the Fund is determined by dividing the value of the securities and other assets, less liabilities, allocated to the class by the number of outstanding shares of the class.

The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) and is based on the value of the Fund's securities and the number of shares outstanding. Fund's securities and assets are valued chiefly by quotations from the primary market in which they are traded. Where market quotations are not readily available, securities are based on fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary markets in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the value of a foreign security has been materially affected by events occurring after the close of a foreign market, it may be valued by another method that the Board believes reflects fair value. Foreign securities may trade in their local markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional shares are sold to the following investors:

o    Fiduciary and discretionary accounts of institutions

o Financial institutions, such as banks, savings institutions and credit unions

o    Pension and profit sharing and employee benefit plans and trusts

o    Insurance companies

o    Investment companies

o    Investment advisers

o Broker/dealers investing for their own accounts or for the accounts of other institutional investors

Institutional shares may also be sold to directors, trustees, officers and employees of the Funds, the investment adviser, Harris Trust and Savings Bank (Harris Trust) and its affiliated banks, the distributor and the investment adviser's other investment advisory clients.

OPENING A NEW ACCOUNT
--------------------------------------------------------------------------------
There are three convenient ways to invest in the Harris Insight Funds.

--------------------------------------------------------------------------------
 BY MAIL

 Complete and sign an application for Institutional Shares.

 Make your check payable to the Harris Insight Funds.

 If you are adding to your existing account, indicate your Fund account number directly on the check.

 Mail your application and check to: Harris Insight Funds, c/o PFPC Inc., P.O. Box 8952, Wilmington, DE 19899-8952


--------------------------------------------------------------------------------
 BY BANK WIRE

 Call the Funds at 800.625.7073, during business hours, to initiate your purchase.

 Please be sure to furnish your taxpayer identification number.

 Then wire your investment to:
   PNC Bank, N.A., Philadelphia, PA, ABA #0310-0005-3
   For Credit To: Harris Insight Funds 85-5093-2950
   Re: High Yield Bond Fund-- Institutional Shares
   Account No.:
   Account Name:
   Taxpayer ID No.:

 If you are opening a new account, please complete and mail the account application form to the Funds at the address given under "By Mail."

 The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.

--------------------------------------------------------------------------------
 THROUGH FINANCIAL INSTITUTION/PROFESSIONAL

 Contact your financial institution or professional for more information.

 Important note: Each institution or professional may have its own procedures and requirements for buying shares and may charge fees.
--------------------------------------------------------------------------------

The Harris Insight Funds' Institutional Shares class requires a minimum investment of $250,000 to initiate an investment program. This minimum investment is waived for directors, trustees, officers and employees of the Funds, HIM, Harris Trust and its affiliated banks, the distributor and HIM's other investment advisory clients. This minimum investment is also waived for rollover accounts from existing clients of HIM or Harris Trust where retirement plan services are currently provided. At the discretion of Fund management, advisory client's accounts may be aggregated to meet the minimum requirement.

Orders placed directly with the Fund must be paid for by check or bank wire before the order will be executed. The Fund does not accept third-party checks. Payment for shares purchased through a financial institution will not be due until settlement date, normally three business days after the order has been executed. Shares are purchased at the NAV next calculated after your investment is received. The Fund reserves the right to reject any purchase order.

Please indicate whether you would like the ability to buy, redeem or exchange shares by telephone or wire when you complete your application.

MORE ABOUT BUYING SHARES
--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. Investments received without a certified taxpayer identification number may be returned.

HOURS OF OPERATION

--------------------------------------------------------------------------------
The Funds are open for business each day the New York Stock Exchange (NYSE) is open for business. The Funds are closed for business on:
--------------------------------------------------------------------------------
 New Year's Day                Good Friday             Labor Day
 Martin Luther King, Jr. Day   Memorial Day            Thanksgiving Day
 Presidents' Day               Independence Day        Christmas Day
--------------------------------------------------------------------------------
You may call 800.982.8782 to speak with a Fund representative Monday through Friday from 8:00 a.m. to 5:00 p.m., Central time.
--------------------------------------------------------------------------------

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

ACCESSING YOUR MONEY
--------------------------------------------------------------------------------
You may sell or redeem some or all of your shares when the Funds are open for business by doing one of the following.

--------------------------------------------------------------------------------
 BY MAIL AND CHECK

 You may sell shares by writing the Funds at:
   Harris Insight Funds
   c/o PFPC Inc.
   P.O. Box 8952
   Wilmington, DE 19899-8952.

 A check for your proceeds will be mailed to you.
--------------------------------------------------------------------------------
 BY TELEPHONE AND CHECK

 If you have chosen the telephone redemption privilege, you may call 800.625.7073, during business hours, to sell your shares.

 A check for your proceeds will be mailed to you.
--------------------------------------------------------------------------------
 BY TELEPHONE AND BANK WIRE

 If you have chosen the wire redemption privilege, you may call 800.625.7073, during business hours, to sell your shares and have your proceeds wired to a pre-designated bank account.

--------------------------------------------------------------------------------
 THROUGH FINANCIAL INSTITUTION/PROFESSIONAL

 Contact your financial institution or professional for more information

 Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees.

A redemption request should be accompanied by your account number, the exact name(s) on your account and your social security or taxpayer identification number. Some redemption requests require a signature guarantee. (See below for more information.)

The Fund reserves the right to pay redemptions "in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect a Fund's operations (limited to amounts more than $250,000 or representing more than 1% of the Fund's assets). In these cases, you might incur brokerage costs in converting the securities to cash.

MORE ABOUT REDEMPTIONS
--------------------------------------------------------------------------------
WHEN ORDERS ARE PROCESSED

Your shares will be sold at the NAV next calculated after your order is received in good order by the Fund's transfer agent. Your order will be processed and a check for the proceeds will be mailed to you promptly. Payment by wire will generally be sent the following business day.

Please note that proceeds for redemption requests made shortly after a recent purchase by check will be distributed only after the check clears, which may take up to 15 days.

Under law, a fund may suspend redemptions or postpone the payment of redemption proceeds when the NYSE is closed (other than customary weekend and holiday closings), when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes disposal or valuation of portfolio securities not reasonably practicable, or at other times as the SEC may permit.

MINIMUM AMOUNT REQUIRED FOR WIRE SALES

The minimum amount of redemption proceeds that may be wired is $1,000. Otherwise, a check for redemption proceeds is mailed to your address of record. The Fund reserves the right to change this minimum or to terminate the privilege.

SIGNATURE GUARANTEES

The Fund uses signature guarantees on certain redemption requests to protect you and the Fund from unauthorized account transfers. A signature guarantee is required when a redemption check is -

o Payable to anyone other than the shareholder(s) of record
o To be mailed to an address other than the address of record
o To be wired to a bank other than one previously authorized.

Signature guarantees may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that participates in a medallion program recognized by the Securities Transfer Association.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS

The Fund reserves the right to close a shareholder's account and mail the proceeds to the shareholder if the value of the account is reduced below $500 ($250 in the case of a retirement account), unless the reduction is due to market activity. However, the shareholder will first be notified in writing and permitted 30 days to increase the balance.

ADDITIONAL SHAREHOLDER SERVICES AND INFORMATION
--------------------------------------------------------------------------------
EXCHANGING SHARES

You can exchange your Institutional Shares of a Fund for Institutional Shares of any other Harris Insight Fund, provided that:

o    Your shares have been held for at least seven days,
o    Your account registration for both Funds are the same,
o    The shares you wish to buy are registered for sale in your home state, and
o You make no more than five "round trips" through a non-money market fund during a calendar year.

     A "round trip" is a redemption from a Fund followed by a purchase back into the same Fund. Fund management reserves the right to waive this limitation for specific transactions that are determined to be for de minimis amounts or are otherwise determined not to be detrimental to the management of a Fund.

Under certain circumstances, the Funds may:

o    Further limit the number of exchanges between Funds
o    Reject a telephone exchange order
o    Modify or discontinue the exchange privilege upon 60 days' written notice

The procedures that apply to redeeming shares also apply to exchanging shares.

TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or their service providers follow these procedures, they will not be liable for any losses arising from unauthorized or fraudulent instructions and you may be responsible for unauthorized requests.

Please verify the accuracy of instructions immediately upon receipt of confirmation statements. You may bear the risk of loss from an unauthorized telephone transaction.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

REGULAR REPORTS

Your investment will be easy to track. During the year, you will receive:

o  An annual account statement
o  A quarterly consolidated statement
o  A confirmation statement, each time you buy, sell or exchange shares
o Annual and semi-annual reports to shareholders for each Fund in which you invest.

                        DIVIDENDS AND TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Dividends of net investment income, if any, are declared daily and paid monthly by the Fund.

Any capital gains are declared and paid at least annually.

All distributions may be invested in additional shares of the Fund at NAV and credited to your account on the ex-date, or paid in cash on the payment date. Distribution checks and account statements will be mailed approximately two business days after the payment date.

TAX CONSIDERATIONS
--------------------------------------------------------------------------------
Following is a brief discussion of the general tax treatment of various distributions from the Fund. It is not an exhaustive discussion, and your particular tax status may be different. We encourage you to consult with your own tax adviser about federal, state and local tax considerations.

The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares or take it in cash:

o All dividends paid, including net short-term capital gains (except "exempt-interest dividends") are taxable to you as ordinary income.

o Distributions of net long-term capital gains, if any, are taxable to you as long-term capital gains regardless of how long you have held the shares.

o You may realize a taxable gain or loss when you sell shares or exchange shares between Funds, depending on your tax basis in the shares and the value of those shares at the time of the transaction.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
MULTIPLE CLASSES
--------------------------------------------------------------------------------
Each of the Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, and Technology Fund offers two classes of shares: B Shares and Institutional Shares. The HIGH YIELD BOND FUND offers two classes of shares: N Shares and Institutional Shares. Each of the Tax-Exempt Money Market Fund and Government Money Market Fund offers three classes of shares: N Shares, Service Shares and Institutional Shares. The Convertible Securities Fund offers three classes of shares: N Shares, A Shares and Institutional Shares. The Index Fund offers three classes of shares: N Shares, B Shares and Institutional Shares. Each of the Balanced Fund, Equity Income Fund, Equity Fund, Core Equity Fund, Small-Cap Value Fund, Small-Cap Opportunity Fund, International Fund, Emerging Markets Fund, Tax-Exempt Bond Fund, Bond Fund, Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund and Intermediate Government Bond Fund offers four classes of shares: N Shares, A Shares, B Shares and Institutional Shares. The Money Market Fund offers five classes of shares: N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares. Service Shares and Exchange Shares are each offered by separate prospectus. A Shares, B Shares and N Shares are offered by a combined separate prospectus.

                        MASTER FUND/FEEDER FUND STRUCTURE
--------------------------------------------------------------------------------

The Board of Trustees has the authority to convert any Fund to a "feeder" fund in a Master Fund/Feeder Fund Structure in which the Fund, instead of investing in portfolio securities directly, would seek to achieve its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objectives and substantially similar investment restrictions. Other funds with similar objectives and restrictions could also invest in the same Master Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.

The SAI contains more information about the Funds, the Master Fund/Feeder Fund Structure and the types of securities in which the Funds may invest.

                                  TERMS TO KNOW
--------------------------------------------------------------------------------

CONVERTIBLE SECURITIES

Bonds, debentures, notes, preferred stock or other securities that are convertible into common stock. Convertible securities have some unique return characteristics relative to market fluctuations:

o When equity markets go up, they tend to rise in price
o When interest rates rise, they tend to decline relatively less in price than long-term bonds

CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or by a fund adviser's independent analysis. The lower the rating, the greater the chance - in the rating agency's or adviser's opinion - that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the adviser to be investment grade.

EXEMPT-INTEREST DIVIDENDS

Dividends paid by tax-exempt funds that are exempt from federal income tax. Exempt-interest dividends are not necessarily exempt from state and local income taxes.

HIGH-YIELD BONDS

High-yield bonds, or "junk bonds", are bonds issued by companies or other entities whose ability to pay interest and principal on their debts in a timely manner is considered questionable. Such bonds are rated "below investment grade" by independent rating agencies. Because they are riskier than investment grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
More information on the Harris Insight Funds is available free upon request:

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more details about each Fund and its policies. The SAI is on file with the Securities and Exchange Commission (Commission) and is incorporated by reference into (i.e., is legally considered part of) this prospectus.

TO OBTAIN INFORMATION:
BY TELEPHONE
Call 800.982.8782

BY MAIL
Harris Insight Funds
3200 Horizon Drive
King of Prussia, PA 19406

ON THE INTERNET
Text-only versions of the prospectus and other documents pertaining to the Funds can be viewed online or downloaded from:

   HARRIS INSIGHT FUNDS
   http://www.harrisinsight.com

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.942.8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information about the Funds may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Funds are series of Harris Insight Funds Trust, whose investment company registration number is 811-7447.

                             HARRIS INSIGHT(R) FUNDS
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406
                            Telephone: (800) 982-8782

                       STATEMENT OF ADDITIONAL INFORMATION
                                September 16, 2002

     This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the corresponding prospectuses dated April 6, 2002, May 1, 2002 and September 16, 2002 and any supplement thereto (the "Prospectuses") for the series of Harris Insight Funds Trust (the "Trust") listed below (each a "Fund" and collectively the "Funds").

     The Funds are as follows:

                 Equity Funds                    Fixed Income Funds
                --------------                   ------------------
o Harris Insight Emerging Markets Fund o Harris Insight Convertible Securities
                                               Fund
o Harris Insight International Fund    o Harris Insight High Yield Bond Fund
o Harris Insight Technology Fund       o Harris Insight Tax-Exempt Bond Fund
o Harris Insight Small-Cap             o Harris Insight Bond Fund
        Aggressive Growth Fund         o Harris Insight Intermediate Tax-Exempt
o Harris Insight Large-Cap                     Bond Fund
        Aggressive Growth Fund         o Harris Insight Short/Intermediate Bond
                                               Fund
o Harris Insight Small-Cap             o Harris Insight Intermediate Government
        Opportunity Fund                       Bond Fund
o Harris Insight Small-Cap
        Value Fund                              Money Market Funds
                                                ------------------
o Harris Insight Core Equity Fund
o Harris Insight Equity Fund           o Harris Insight Tax-Exempt Money
                                               Market Fund
o Harris Insight Equity Income Fund    o Harris Insight Money Market Fund
o Harris Insight Index Fund            o Harris Insight Government Money
o Harris Insight Balanced Fund                 Market Fund

     The financial statements and financial highlights for each Fund for the fiscal period ended December 31, 2001, including the independent auditors' report thereon, and the unaudited financial statements and financial highlights for each Fund for the period ended June 30, 2002 are included in the Funds' Annual Report and Semi-Annual Report, respectively, and are incorporated herein by reference.

     To obtain a free copy of the Prospectuses or Annual and Semi-Annual Reports, please write or call the Funds at the address or telephone number given above.

     Capitalized terms not defined herein are defined in the Prospectuses.

                                TABLE OF CONTENTS



                                                                            PAGE
General Information About the Trust............................................3
Investment Strategies..........................................................3
Ratings.......................................................................27
Investment Restrictions.......................................................27
Master Fund/Feeder Fund Structure.............................................29
Trustees and Executive Officers...............................................31
Control Persons and Principal Holders of Securities...........................35
Investment Management, Distribution and Other Services........................42
Service and Distribution Plans................................................48
Calculation of Yield and Total Return.........................................54
Additional Purchase and Redemption Information................................59
Determination of Net Asset Value..............................................62
Portfolio Transactions .......................................................63
Tax Information...............................................................66
Shares of Beneficial Interest.................................................69
Other.........................................................................70
Independent Accountants and Reports to Shareholders...........................70
Appendix A....................................................................71

                       GENERAL INFORMATION ABOUT THE TRUST

     The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on December 6, 1995. Because the Trust offers multiple investment portfolios (the "Funds"), it is known as a "series" company. The Trust currently has twenty-two Funds, with various investment objectives and policies, and offers six classes of shares, A Shares, N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares. (Prior to February 18, 1999, A Shares were named "Advisor" Shares and N Shares were named "Class A" Shares.) Institutional Shares are offered by each Fund. A Shares are offered by each Fund, except for the Index Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, the Technology Fund, the High Yield Bond Fund, and each of the Money Market Funds. N Shares are offered by each Fund, except for the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund. B Shares are offered by each Fund, except for the Convertible Securities Fund, the High Yield Bond Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund. Service Shares are offered only by each of the Money Market Funds. Exchange Shares are offered only by the Money Market Fund. The investment objectives of the Funds are described in the Prospectuses. Harris Investment Management, Inc. ("HIM" or the "Adviser") is the adviser to the Funds and Hansberger Global Investors, Inc. ("Hansberger" or the "Sub-Adviser") is the sub-adviser to the International Fund and the Emerging Markets Fund. See "Investment Management, Distribution and Other Services" below.


                              INVESTMENT STRATEGIES

     ASSET-BACKED SECURITIES. Each Fund, except for the Convertible Securities Fund, may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

     Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities.

     BANK OBLIGATIONS. Each Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. The Money Market Fund limits its investments in domestic bank obligations to obligations of U.S. banks (including foreign branches and thrift institutions) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("U.S. banks"). The Money Market Fund limits its investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches): (a) which banks at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) are among the 100 largest banks in the world, as determined on the basis of assets, and have branches or agencies in the U.S.; and (b) which obligations, in the opinion of HIM, are of an investment quality comparable to obligations of U.S. banks that may be purchased by the Money Market Fund. Each of the Short/Intermediate Bond Fund and the Money Market Fund may invest more than 25% of the current value of its total assets in obligations (including repurchase agreements) of: (a) U.S. banks; (b) U.S. branches of foreign banks that are subject to the same regulation as U.S. banks by the U.S. Government or its agencies or instrumentalities; or (c) foreign branches of U.S. banks if the U.S. banks would be unconditionally liable in the event the foreign branch failed to pay on such obligations for any reason.

     Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

     The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks.

          BORROWING. Each Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, which borrowing may be secured by the pledge of up to 10% of the current value of the Fund's net assets. Investments may not be purchased while any aggregate borrowings in excess of 5% exist.

     COMMON AND PREFERRED STOCK. The Equity Funds, the Convertible Securities Fund and the High Yield Bond Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

     Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. The Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund have heightened exposure to these risks due to their policy of investing in smaller companies.

     CONVERTIBLE SECURITIES. The Equity Funds and the Fixed Income Funds may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

     See additional information on ratings and debt obligations below under "Debt Securities" and in Appendix A of this SAI.

     DEBT SECURITIES. Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, debentures, notes, Government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset- or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security's maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

     Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fixed Income Fund's investment objective depends in part on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

     The rating or quality of a debt security refers to the issuer's creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody's Investors Service, Standard & Poor's, or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

     High Yield Debt Securities. Securities rated "BB", "B", or "CCC" by Standard & Poor's ("Ba" or lower by Moody's) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC". Such securities are frequently referred to as "high yield" securities or "junk bonds". While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" ("Caa" by Moody's) have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

     Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust's Board of Trustees to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     The market for certain low-rated and comparable unrated securities has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

     DOLLAR ROLLS. A Fund may enter into a mortgage dollar roll in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

     FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Adviser or Sub-Adviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

     The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

     Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

     Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

     FOREIGN CURRENCY AND FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES, AND OPTIONS. When investing in foreign securities, a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

     FORWARD CONTRACTS. Each of the Equity Funds and the Fixed Income Funds, except for the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts"). Forward contracts may be entered into by the Fund for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. A Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"), if in the judgment of the Adviser or Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange.

     Each of the Emerging Markets Fund and the International Fund may also enter into transactions in forward contracts for other than hedging purposes that present greater profit potential but also involve increased risk. For example, if the Adviser or Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Funds may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Funds will realize profits which will increase their gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Funds may sustain losses which will reduce their gross income. Such transactions, therefore, could be considered speculative.

     The Funds have established procedures consistent with statements by the Commission and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Funds satisfy this requirement through segregation of assets, they will segregate appropriate liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of their commitments under forward contracts.

     Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Emerging Markets Fund or the International Fund may invest. This may limit a Fund's ability to effectively hedge its investments in those emerging markets.

     FOREIGN CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser or Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

     Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

     FOREIGN CURRENCY OPTIONS. Each of the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, the Technology Fund, the Emerging Markets Fund and the International Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby securing the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

     A Fund may also write covered call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A covered put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put option positions. The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over-the-counter. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Emerging Markets Fund, the International Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, or the Technology Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These Funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

     FOREIGN SECURITIES. Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

     The Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, the Technology Fund, the Emerging Markets Fund, the International Fund, and the High Yield Bond Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

     Each of the Emerging Markets Fund, the International Fund, and the High Yield Bond Fund may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

     Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

     Each of the other Equity Funds, except for the Balanced Fund, may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Balanced Fund, the High Yield Bond Fund, the Short/Intermediate Bond Fund and the Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible and convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest only in dollar-denominated Eurodollar securities that are convertible into the common stock of domestic corporations. The Intermediate Government Bond Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities.

     On January 1, 1999, the European Monetary Union introduced a new single currency, the Euro, which replaced the national currencies of participating member nations. The adoption of the Euro does not reduce the currency risk presented by the fluctuations in value of the U.S. dollar relative to other currencies and, in fact, currency risk may be magnified. Also, increased market volatility may result.

     FUNDING AGREEMENTS. Funding agreements are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid. These agreements are regulated by the state insurance board of the state where they are executed.

     GOVERNMENT SECURITIES. Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the U.S. Government agencies and instrumentalities are debt securities issued by U. S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the U.S. Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where U.S. Government support of agencies or instrumentalities is discretionary, no assurance can be given that the U.S. Government will provide financial support, since it is not legally obligated to do so.

     GUARANTEED INVESTMENT CONTRACTS. Each of the Short/Intermediate Bond Fund, the Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist.

     ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees, the Adviser and Sub-Adviser determine and monitor the liquidity of portfolio securities.

     Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

     The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees. Those guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees monitors implementation of those guidelines on a periodic basis.

     INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS. Each Equity Fund and Fixed Income Fund may attempt to reduce the risk of investment in equity and other securities by hedging a portion of each portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Adviser or the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later be purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

     A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of those securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount, which may be as low as 5%, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted, based on the current value of the futures contract, by payments of variation margin to or from the broker or segregated account.

     Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by Standard & Poor's ("S&P") or A or higher by Moody's Investors Service ("Moody's"), began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fixed Income Funds may utilize any such contracts and associated put and call options for which there is an active trading market.

     Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then-current level of the indices upon which its futures contracts which would be outstanding do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will segregate appropriate liquid securities equal to the market value of the futures contracts.

     There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

     All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

     In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.

     Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

     A Fund's successful use of index futures contracts and options on indices depends upon the Adviser's or Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

     Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

     See additional risk disclosure below under "Interest Rate Futures Contracts and Related Options."

     INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. Each Equity Fund and Fixed Income Fund may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U. S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

     Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

     A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby insuring that the use of the contract is unleveraged.

     Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Tax Information" below.

     A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

     Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

     There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Adviser's or Sub-Adviser's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Adviser or Sub-Adviser anticipates an extreme change in interest rates or market conditions.

     See additional risk disclosure above under "Index Futures Contracts and Options on Index Futures Contracts."

     INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 net asset value per share.

     Each non-Money Market Fund also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly, within the limits prescribed by the 1940 Act. These limit each such Fund so that, except as provided below in the section "Master Fund/Feeder Fund Structure", (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. See additional information concerning permitted investments in non-U.S. investment companies above under "Foreign Investment Companies".

     LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Adviser or Sub-Adviser, are of investment quality comparable to other permitted investments of a Fund may be used for Letter of Credit-backed investments.

     MORTGAGE-RELATED SECURITIES. All Equity Funds, the High Yield Bond Fund, the Short/Intermediate Bond Fund, the Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Intermediate Government Bond Fund may purchase such securities if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), and may invest up to 20% of its assets in non-government, mortgage-backed securities.

     CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on the underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in this SAI.

     Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

     Mortgage-backed securities generally provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

     Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.

     Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser or Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

     MUNICIPAL LEASES. Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

     In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and, (5) the legal recourse in the event of failure to appropriate.

     MUNICIPAL OBLIGATIONS. The Balanced Fund, the High Yield Bond Fund, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund may invest in tax-exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TAX ANTICIPATION NOTES (TANS). An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers commingle various tax proceeds in a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various other obligations could affect the likelihood of making payments on TANs.

     BOND ANTICIPATION NOTES (BANS). The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     REVENUE ANTICIPATION NOTES (RANS). A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The Short/Intermediate Bond Fund, the Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may also invest in: (1) municipal bonds that are rated at the date of purchase "Baa" or better by Moody's or "BBB" or better by S&P; (2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and (3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

     PUT AND CALL OPTIONS. Each Equity Fund and Fixed Income Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

     These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if a Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.


     Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Trust has agreed that, pending resolution of the issue, each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

     REAL ESTATE INVESTMENT TRUSTS (REITS). Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

     REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund cash or cash equivalents equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

     A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Trustees.

     REVERSE REPURCHASE AGREEMENTS. Each of the Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by entering into an agreement to sell portfolio securities to a financial institution such as a bank or broker-dealer and to repurchase them at a mutually specified date and price ("reverse repurchase agreement"). A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on the amount obtained pursuant to the reverse repurchase agreement.

     A Fund may not enter into a reverse repurchase agreement if, as a result, more than 15% (10% with respect to a Money Market Fund) of the Fund's net assets would be invested in reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees.

     RULE 2A-7 MATTERS. Each of the Money Market Funds must comply with the requirements of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See Appendix A for more information.

     The Money Market Fund may not invest more than 5% of its total assets in second tier securities nor more than the greater of 1% of its total assets or $1 million in the second tier securities of a single issuer. The Tax-Exempt Money Market Fund may not invest more than 5% of its total assets in second tier "conduit securities" (as defined in Rule 2a-7), nor more than 1% of its total assets or $1 million (whichever is greater) in second tier conduit securities issued by a single issuer. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

     Each Money Market Fund will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

     SECURITIES LENDING. Each Fund, except the Money Market Funds, may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets if cash or cash-equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Adviser or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Adviser, the Sub-Adviser or the Distributor.

     SHORT SALES. With respect to the Emerging Markets Fund and the International Fund, when a Fund sells short, it borrows the securities that it needs to deliver to the buyer. A Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high-grade debt obligations. In addition, a Fund will deposit collateral in a segregated account with the Fund's custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

     The Emerging Markets Fund and the International Fund may sell securities short-against-the-box to hedge unrealized gains on portfolio securities. If a Fund sells securities short-against-the-box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

     SOVEREIGN DEBT. The Emerging Markets Fund, the International Fund, and the High Yield Bond Fund may invest in "sovereign debt," which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing their rights thereunder.

     The Fixed Income Funds may invest in "sovereign debt" that is U.S. dollar-denominated and investment-grade.

     STAND-BY COMMITMENTS. Each of the Balanced Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Stand-by commitments acquired by a Fund are valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

     TEMPORARY INVESTMENTS. When business or financial conditions warrant, each of the non-Money Market Funds may assume a temporary defensive position by investing in money-market investments. These money-market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

     For temporary defensive purposes, during periods in which the Adviser or Sub-Adviser believes changes in economic, financial or political conditions make it advisable, the Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). In the case of the International Fund and the Emerging Markets Fund, these short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and
(e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the Adviser or Sub-Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least A).

     WARRANTS. The Equity Funds, the Convertible Securities Fund, and the High Yield Bond Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

     When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Trust's custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

     A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for Federal income tax purposes.

     When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the U.S. Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the Federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.


                                     RATINGS

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund for such type of security to sell the security unless the amount of the security exceeds the Fund's permissible limit. However, the Adviser or the Sub-Adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Trust's Board of Trustees that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in the organization or in its rating system, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this SAI. For additional information on ratings, see Appendix A to this SAI.


                             INVESTMENT RESTRICTIONS

     (1) No diversified Fund may, with respect to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

     (2) No Fund may, with respect to 75% of its assets, acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

     (3) No Fund other than the Technology Fund may invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that (a) this restriction does not apply to investments in (i) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, (ii) municipal obligations (for purposes of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users), and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments, and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

     (4) No Fund may borrow money except to the extent permitted by applicable law, regulation or order.

     (5) No Fund may issue any senior security except to the extent permitted by applicable law, regulation or order.

     (6) No Fund may underwrite the distribution of securities of other issuers; however, (a) the Fund may acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale and (b) all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies.

     (7) No Fund may make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in money market instruments or repurchase agreements, (c) participating in an interfund lending program among Funds having a common investment adviser or distributor to the extent permitted by applicable law or (d) lending its portfolio securities. The Fund will not lend securities having a value in excess of 33-1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

     (8) No Fund may purchase or sell real estate or interests in real estate, although it may invest in securities secured by interests in real estate and securities of enterprises that invest in real estate or interests in real estate, and may acquire and dispose of real estate or interests in real estate acquired through the exercise of rights as a holder of debt obligations secured by real estate or interests therein.

     (9) No Fund may purchase or sell commodities or commodity contracts, except that it may enter into (a) futures, options, and options on futures, (b) forward contracts, and (c) other financial transactions not requiring the delivery of physical commodities.

     (10) No Fund may invest in the securities of other investment companies except to the extent permitted by applicable law, regulation or order or rule of the SEC.

     (11) No Fund may purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions) or participate in a joint or on a joint or several basis in any trading account in securities.

     (12) No Fund may invest more than 15% (10% in the case of a Money Market
Fund) of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

     (13) No Fund may make short sales of securities unless (a) the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities or (b) the securities sold are "when issued" or "when distributed" securities that the Fund expects to receive in a recapitalization, reorganization or other exchange for securities that it contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales.

     (14) As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company having the same investment objective and substantially similar policies and restrictions.

     The investment restrictions numbered 3 - 10 and number 14 are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Beneficial Interest". Investment restriction number 14 permits the Funds to adopt a Master Fund/Feeder Fund structure, as described in the next section.

     Whenever any investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets.

     For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.


                        MASTER FUND/FEEDER FUND STRUCTURE

     The Shareholders and the Board of Trustees have approved a proposal that permits each Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master Fund/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Trustees would be required to approve the transaction and shareholders would be notified.

     Although the Board of Trustees has not determined that any of the Funds should convert to a Master Fund/Feeder Fund Structure at this time, the Board of Trustees believes it could be in the best interests of some or all of the Funds at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund" under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

     Any Master Fund in which a Feeder Fund would invest would be registered as an open-end management investment company under the 1940 Act and would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, the Feeder Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Feeder Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

     By investing substantially all of its assets in a Master Fund, a Feeder Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

     If a Fund invests substantially all of its assets in a Master Fund, the Fund would no longer require portfolio management services. For this reason, if the Board of Trustees were to convert a Fund into a Feeder Fund, the existing investment advisory agreement between the Trust and the Adviser relating to that Fund would be terminated, although the Feeder Fund would continue to have an administration agreement with the Adviser or another party for the provision of certain administrative services on terms approved by the non-interested Trustees of the Trust.

     A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board of Trustees determines that it is in the best interests of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Feeder Fund. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Feeder Fund's assets in accordance with its investment objective and policies.

     Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

     Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which would be the same time and days that the Feeder Fund uses for this purpose.

     Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the Trust, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of Feeder Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

     Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as a Feeder Fund) could redeem all or any portion of its investment at any time at net asset value.

     Tax Considerations. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Funds or their shareholders. As a condition of and prior to implementation of conversion of a Fund to a Master Fund/Feeder Fund Structure, the Trust would either obtain a private letter ruling from the Internal Revenue Service or receive an opinion of counsel that no gain or loss for Federal income tax purposes would be recognized by the Feeder Fund, the Master Fund, or the shareholders of the Feeder Fund in connection with the transfer of the Feeder Fund's assets to the Master Fund in exchange for shares of beneficial interest in the Master Fund.

     A Feeder Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided that each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund would not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to a Feeder Fund will be distributed by the Feeder Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on that Feeder Fund's shareholders.


                         TRUSTEES AND EXECUTIVE OFFICERS

     Responsibility for overall management of the Trust and the Funds rests with the Board of Trustees in accordance with Massachusetts law. The names of the Trustees and officers of Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.



                                  TERM OF                                              NUMBER OF
                                 OFFICE AND                                           PORTFOLIOS
                                 YEAR FIRST                                             IN FUND
NAME, POSITION(S) WITH TRUST     ELECTED OR                                             COMPLEX
         AND AGE AT             APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN            OTHER
     SEPTEMBER 16, 2002           OFFICE(1)               PAST FIVE YEARS              BY TRUSTEE       DIRECTORSHIPS
     ------------------         ------------              ---------------             ----------       -------------

TRUSTEES OF THE TRUST (NONE OF WHOM ARE INTERESTED PERSONS OF THE TRUST):

__________________________________

(1) Any Trustee who, on December 6, 1995 was a Trustee of the Trust and had attained the age of 65, shall retire at the end of the calendar year in which the trustee attains the age of 74 years. Any other Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years. The President, Treasurer and Secretary shall each hold office until his successor shall have been duly elected and qualified, and all other officers shall hold office at the pleasure of the Trustees.


                                  TERM OF                                              NUMBER OF
                                 OFFICE AND                                           PORTFOLIOS
                                 YEAR FIRST                                             IN FUND
NAME, POSITION(S) WITH TRUST     ELECTED OR                                             COMPLEX
         AND AGE AT             APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN            OTHER
     SEPTEMBER 16, 2002           OFFICE(1)               PAST FIVE YEARS              BY TRUSTEE       DIRECTORSHIPS
     ------------------         ------------              ---------------             ----------       -------------

C. Gary Gerst, 63, Trustee       Since 1995    Chairman Emeritus, Jones Lang              21       Director, Florida
and Chairman of the Board of                   LaSalle, formerly named LaSalle                     Office Property
Trustees                                       Partners Ltd. (real estate                          Company, Inc. (real
  200 E. Randolph Drive                        investment manager and consulting                   estate investment
  43rd Floor                                   firm).                                              fund); Trustee,
  Chicago, IL  60601                                                                               Henderson Global
                                                                                                   Funds (7 Portfolios);
                                                                                                   and President, KCI
                                                                                                   Inc. (Private S
                                                                                                   Corporation investing
                                                                                                   in non-public
                                                                                                   investments).


Edgar R. Fiedler, 72, Trustee    Since 1995    Senior Fellow and Economic                 21       Director or Trustee,
  50023 Brogden                                Counselor, The Conference Board.                    The Scudder Funds (43
  Chapel Hill, NC  27517                                                                           Portfolios) and PEG
                                                                                                   Capital
                                                                                                   Management
                                                                                                   (investment
                                                                                                   manager).

Valerie B. Jarrett, 45,          Since 1999    Executive Vice President, The              21       Director, USG
Trustee                                        Habitat Company (residential                        Corporation (building
  350 W. Hubbard Street                        property developer), and Chairman                   materials
  Chicago, IL  60610                           and Chief Executive Officer, Chicago                manufacturer) and The
                                               Transit Authority.                                  Chicago Stock
                                                                                                   Exchange; Trustee,
                                                                                                   University of Chicago.

John W. McCarter, Jr., 63,       Since 1995    President and Chief Executive              21       Chairman, Divergence
Trustee                                        Officer, The Field Museum of Natural                L.L.C. (biotechnology
  1400 S. Lake Shore Drive                     History; formerly Senior Vice                       firm); Director, W.W.
  Chicago, IL  60605                           President and Director, Booz-Allen &                Grainger, Inc.
                                               Hamilton, Inc. (consulting firm).                   (industrial
                                                                                                   distributor) and A.M.
                                                                                                   Castle, Inc. (metals
                                                                                                   distributor); and
                                                                                                   Trustee, Janus
                                                                                                   Adviser Series, Janus
                                                                                                   Aspen Series and
                                                                                                   Janus Investment Fund
                                                                                                   (52 portfoliios).

Paula Wolff ,56, Trustee         Since 1998    Senior Executive, Chicago Metropolis       21       Vice Chair,
  30 W. Monroe Street                          2020 (civic organization), since                    University of Chicago
  18th Floor                                   2000.  President, Governors State                   Board of Trustees;
  Chicago, IL  60603                           University, prior thereto.                          Chair, University of
                                                                                                   Chicago Hospitals;
                                                                                                   and Director, Ariel
                                                                                                   Capital Management,
                                                                                                   Inc. (investment
                                                                                                   manager).

OFFICERS OF THE TRUST:

Peter P. Capaccio, 45,           Since 2001    Senior Vice President, Harris Trust        N/A               N/A
President                                      and Savings Bank.
  111 W. Monroe Street
  Chicago, IL  60603

Ishwar D. Gupta, 59, Vice        Since 2001    Senior Vice President, Harris Trust        N/A               N/A
President and Assistant                        and Savings Bank.
Secretary
  111 W. Monroe Street
  Chicago, IL  60603


                                       32


                                  TERM OF                                              NUMBER OF
                                 OFFICE AND                                           PORTFOLIOS
                                 YEAR FIRST                                             IN FUND
NAME, POSITION(S) WITH TRUST     ELECTED OR                                             COMPLEX
         AND AGE AT             APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING       OVERSEEN            OTHER
     SEPTEMBER 16, 2002           OFFICE(1)               PAST FIVE YEARS              BY TRUSTEE       DIRECTORSHIPS
     ------------------         ------------              ---------------             ----------       -------------

Merrill J. Sklenar, 57, Vice     Since 2001    Vice President, Harris Trust and           N/A               N/A

President and Assistant                        Savings Bank, since 1997; formerly
Secretary                                      Vice President, The Long-Term Credit
  111 W. Monroe Street                         Bank of Japan, Ltd.
  Chicago, IL  60603

David C. Lebisky, 29,            Since 2001    Assistant Vice President, PFPC Inc.        N/A               N/A
Secretary                                      (mutual fund administrator).
  103 Bellevue Parkway
  Wilmington, DE  19809

Thomas J. Ryan, 60,              Since 2001    Vice President and Director of             N/A               N/A
Treasurer and Chief                            Accounting, PFPC Inc.
Financial Officer
  103 Bellevue Parkway
  Wilmington, DE  19809

L. Linn Solano, 50,              Since 2001    Assistant Vice President, PFPC Inc.        N/A               N/A
Assistant Treasurer
  103 Bellevue Parkway
  Wilmington, DE  19809


     Messrs. Gerst, Fiedler, and McCarter, Ms. Jarrett and Ms. Wolff serve as members of the Audit Committee and Nominating Committee. The Audit Committee makes recommendations to the Board of Trustees regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Nominating Committee makes recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. Neither the Nominating Committee nor the Board of Trustees will consider shareholder recommendations regarding candidates for election as Trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Trust. During the 2001 fiscal year, the Audit Committee met five times and the Nominating Committee did not meet.

     The Trustees of the Trust receive from the Trust an annual aggregate retainer of $20,000 ($30,000 in the case of the Chairman of the Board) and a fee of $3,500 for each meeting of the Board of Trustees attended (or $500 if attendance is by telephone) and a fee for attendance at a meeting of a committee of the Board of Trustees of $1,000 (or $250 if attendance is by telephone), and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trust has not adopted any form of retirement plan covering Trustees or officers.

     The following table summarizes the compensation for the year ended December 31, 2001 paid by the Trust to the Trustees of the Trust:

-------------------------------------- -------------------- -------------------
                                            Aggregate            Average
                                        Compensation from    Compensation per
            Name of Person, Position        the Trust              Fund
-------------------------------------- -------------------- -------------------
C. Gary Gerst, Chairman and Trustee          $46,250              $2,202
-------------------------------------- -------------------- -------------------
Edgar R. Fiedler, Trustee (1)                $37,000              $1,762
-------------------------------------- -------------------- -------------------

-------------------------------------- -------------------- -------------------
Valerie B. Jarrett, Trustee (1)              $39,500              $1,881
-------------------------------------- -------------------- -------------------
John W. McCarter, Jr., Trustee               $35,250              $1,679
-------------------------------------- -------------------- -------------------
Paula Wolff, Trustee (1)                     $35,750              $1,702
-------------------------------------- -------------------- -------------------

(1) For the period ended December 31, 2001, the total amount of compensation payable or accrued pursuant to the Trust's Deferred Compensation Plan for its independent Trustees was $403,968.07 for Mr. Fiedler, $79,821.84 for Ms. Jarrett, and $64,844.26 for Ms. Wolff.

     The Trust has a deferred compensation plan (the "Plan") that permits any Trustee who is not an "interested person" of the Trust to elect to defer receipt of 100% or 50% of his or her compensation as a Trustee for two or more years. The deferred compensation of a participating Trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the Trustee. The value of the Trustee's deferred account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the Trustee. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, the Trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

     As of August 20, 2002, Trustees and officers of the Trust collectively did not hold more than 1% of the outstanding shares of any Class of any Fund with sole or shared power over investment or voting except the N Shares class of the Equity Income Fund (1.2%), the Convertible Securities Fund (7.0%), the International Fund (1.9%), and the Emerging Markets Fund (6.1%).

     The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Trustees in each Fund and in the aggregate in the Trust as of December 31, 2001.


--------------------------- -------------------------------- -------------------------- -------------------------------
                                                              Dollar Range of Equity      Aggregate Dollar Range of
                                       Each Fund              Securities in each Fund   Equity Securities in the Trust
     Name of Trustee              Beneficially Owned            Beneficially Owned*          Beneficially Owned*
     ---------------              ------------------            ------------------           ------------------

--------------------------- -------------------------------- -------------------------- -------------------------------
C.Gary Gerst                Equity                                $10,001-$50,000               Over $100,000
                            Emerging Markets                        $1-$10,000
                            Small-Cap Value                      $50,001-$100,000
                            Small-Cap Aggressive Growth          $50,001-$100,000
--------------------------- -------------------------------- -------------------------- -------------------------------
Edgar R. Fiedler            Short/Intermediate Bond               $10,001-$50,000              $10,001-$50,000
--------------------------- -------------------------------- -------------------------- -------------------------------
John W. McCarter, Jr.       Equity                                $10,001-$50,000              $50,001-$100,000
                            Equity Income                         $10,001-$50,000
                            International                         $10,001-$50,000
                            Convertible Securities                $10,001-$50,000
--------------------------- -------------------------------- -------------------------- -------------------------------
Paula Wolff                 International                           $1-$10,000                 $10,001-$50,000
                            Emerging Markets                        $1-$10,000
--------------------------- -------------------------------- -------------------------- -------------------------------

* The dollar range for the securities in the table was determined using the net asset value of a Fund as of the close of business on December 31, 2001.

     No Trustee owns beneficially or of record, any security of the Adviser, PFPC Distributors, Inc. (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of August 20, 2002, the principal holders of the A Shares, B Shares, N Shares, Service Shares, Exchange Shares and Institutional Shares of each Fund of the Trust were as follows:

     The principal holders of A Shares of the Emerging Markets Fund were Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Trinter Fam; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Trinter Tr; Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Herring IRA, which held of record 10,503 shares (40.8%); 3,037 shares (11.8%); 2,111 shares (8.2%); and 1,812 shares (7.0%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Emerging Markets Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Investor Services, 55 Water Street, New York, NY 10041, which held of record 849 shares (84.0%); and 161 shares (15.9%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Emerging Markets Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Thomas H. Ruben, 55 E. Bellevue Place, Chicago, IL 60611; Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Ruth Ochs, 1617 St. Anne Road, Charlottesville, VA 22901, which held of record 11,028 shares (24.7%); 6,702 shares (15.0%); 6,668 shares (14.9%); and 3,351 shares (7.5%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Emerging Markets Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 11,906,9683 shares (98.7%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the International Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Martin P. Olszowy IRA, 73 Denise Road, Cheektowaga, NY 14227; and Julie V. Grinnell Custodian For Alec Temple Grinnell, PO Box 161, Alpine, CA 91903, which held of record 501 shares (72.1%); 132 shares (19.0%); and 61 shares (8.8%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the International Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of John L. and Lela M. Kurtz, 11 Deer Lake Road, Republic, WA 99166; and Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 352 shares (80.0%); and 87 shares (19.8%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the International Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Thomas H. Ruben, 55 E. Bellevue Place, Chicago, IL 60611; Advanced Clearing Inc., PO Box 2226, Omaha, NE 68103; and Karen Toole Verbica Revocable Trust, PO Box 7933, San Jose, CA 95159, which held of record 17,608 shares (12.8%); 17,326 shares (12.6%); 10,196 shares
(7.4%); and 8,185 shares (5.9%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the International Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 12,807,070 shares (96.2%) of the outstanding Institutional Shares of the Fund.

     The principal holders of B Shares of the Technology Fund were Edward Bartunek, 15916 Eveningstar, Maple Heights, OH 44137; and First Clearing Corporation, 440 Traybe, Clarendon Hills, IL 60514, on behalf of Stephanie Keating Custodian For Lauren Keating, which held of record 227 shares (74.8%); and 75 shares (24.8%), respectively, of the outstanding B Shares of the Fund. The principal holder of Institutional Shares of the Technology Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 433,924 shares (91.2%) of the outstanding Institutional Shares of the Fund.

     The principal holders of B Shares of the Small-Cap Aggressive Growth Fund were Abeokuto Asahguii, 2077 Center Avenue, Fort Lee, NJ 07024; and Wells Fargo Investments LLC, 608 2nd Avenue South, Minneapolis, MN 55402, which held of record 265 shares (71.8%); and 103 shares (28.0%), respectively, of the outstanding B Shares of the Fund. The principal holder of Institutional Shares of the Small-Cap Aggressive Growth Fund was Harris Trust and Savings Bank, 111
W. Monroe Street, Chicago, IL 60603, which held of record 926,191 shares (93.7%) of the outstanding Institutional Shares of the Fund.

     The principal holder of B Shares of the Large-Cap Aggressive Growth Fund was US Clearing Corp., Benefit of Customers, 26 Broadway, New York, NY 10004, which held of record 667 shares (99.9%) of the outstanding B Shares of the Fund. The principal holder of Institutional Shares of the Large-Cap Aggressive Growth Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 356,172 shares (98.1%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Small-Cap Opportunity Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Jane L. Walser, 601 Becker Colony Drive, Roanoke Rapids, NC 27870, which held of record 5,934 shares (15.1%); and 2,165 shares (5.5%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Small-Cap Opportunity Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Peter A. Kazmierczak IRA, 3565 Red Oak Street, Grove City, OH 43123; and Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY 11201, which held of record 3,248 shares (38.0%); 804 shares (9.4%); and 583 shares (6.8%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Small-Cap Opportunity Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Bank of America NT & SA, PO Box 513577, Los Angeles, CA 90051, on behalf of Laverne N. Gaynor Grandchildren's Trust, which held of record 172,659 shares (36.4%); and 26,138 shares (5.5%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Small-Cap Opportunity Fund was Harris Trust and Savings Bank, 111
W. Monroe Street, Chicago, IL 60603, which held of record 22,287,198 shares (96.7%) of the outstanding Institutional Shares of the Fund.

     The principal holder of A Shares of the Small-Cap Value Fund was Rodney M. and Mary S. Chopp, 46640 Pilgrim Road, Houghton, MI 49931, which held of record 1,352 shares (6.7%) of the outstanding A Shares of the Fund. The principal holders of B Shares of the Small-Cap Value Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Torrance J. Greco IRA, 100 Lynne Haven Drive, Beaver, PA 15009; and Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 1,072 shares (8.7%); and 653 shares (5.3%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Small-Cap Value Fund were Charles Schwab & Co.,

Inc., Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94110; and Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 26,499 shares (20.8%); and 9,017 shares (7.1%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Small-Cap Value Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 7,054,683 shares (94.2%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Core Equity Fund were Wells Fargo Investments LLC, 608 2nd Avenue South, Minneapolis, MN 55402; Lorraine A. Gorski IRA, PO Box 1418, Barrington, IL 60011; and the Carlee Family Limited Partnership, 5040 Arbor Lane, Northfield, IL 60093, which held of record 4,689 shares (12.9%); 4,071 shares (11.2%); and 3,660 shares (10.1%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Core Equity Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Nancy Gold, 28 W. Lancaster Avenue, Ardmore, PA 19003, which held of record 1,481 shares (71.1%); and 197 shares (9.5%), respectively, of the outstanding B Shares of the Fund. The principal holder of N Shares of the Core Equity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 50,959 shares (21.5%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Core Equity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 6,621,888 shares (98.1%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Equity Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf Nenon P; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Perkins Valda; Julia Berger Revocable Living Trust, 11349 S. Roberts Road, Palos Hills, IL 60465; and Lori Schrall IRA, 234 Iroquois Avenue, Pittsburgh, PA 15237, which held of record 4,647 shares (21.1%); 4,053 shares (18.4%); 2,792 shares (12.7%); 1,721 shares (7.8%);
and 1,318 shares (6.0%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Equity Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Perry A. Rossi IRA, 201 Key Garden Road, Moon Township, PA 15108, which held of record 2,273 shares (65.7%); and 752 shares (21.7%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Equity Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 199,014 shares (15.5%) and 118,8556 shares (9.3%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Equity Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 24,244,484 shares (89.1%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Equity Income Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Darrell I. Bullard IRA, 1003 Fairway Drive, Effingham, IL 62401; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Dale G. and Patti J. Ochs, Rd 1 Box 264, New Bethleham, PA 16242; Parker Hunter Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Robert A. Miller IRA, 4953 Cline Hollow Road, Murrysville, PA 15668; Julia Berger Revocable Living Trust, 11349 S. Roberts Road, Palos Hills, IL 60465; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf Emerson D. Townsend, Box 60, Spring Church,

PA 15686, which held of record 2,396 shares (12.8%); 2,198 shares (11.7%); 1,944 shares (10.3%); 1,289 shares (6.9%); 1,000 shares (5.3%); and 949 shares (5.1%), respectively, of the outstanding A Shares of the Fund. The principal holder of B Shares of the Equity Income Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Torrance J. Greco IRA, 100 Lynne Haven Drive, Beaver, PA 15009; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Marilee E. Alexander, 1138 Walnut Street, Monaca, PA 15061, which held of record 4,212 shares (78.4%); and 486 shares (9.0%), respectively, of the outstanding B Shares of the Fund. The principal holder of N Shares of the Equity Income Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 126,986 shares (54.9%) of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Equity Income Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 3,300,755 shares (98.3%) of the outstanding Institutional Shares of the Fund.

     The principal holder of B Shares of the Index Fund was Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 1,921 shares (86.2%) of the outstanding B Shares of the Fund. The principal holder of N Shares of the Index Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 253,950 shares (27.7%) of the outstanding N Shares of the Fund. The principal holders of the Institutional Shares of the Index Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and The University of Chicago Hospitals, 5841 S. Maryland Avenue, Chicago, IL 60637, which held of record 16,631,365 shares (86.0%) and 2,310,965 shares (12.0%), respectively, of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Balanced Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Nenon Mar Trust; Mark E. Regole IRA, PO Box 961, St. Charles, IL 60174; Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Scalf DP; and Electa Himmelberger IRA, 4 Valley Forge Circle, West Boyleston, MA 01583, which held of record 6,346 shares (29.5%); 3,845 shares (17.8%); 2,928 shares (13.6%); 2,856 shares (13.3%); and
2,068 shares (9.6%), respectively, of the outstanding A Shares of the Fund. The principal holders of the B Shares of the Balanced Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Alice M. Rosile, 38 Surgarcane Drive, Boardman, OH 44512, which held of record 1,939 shares (58.5%); and 1,222 shares (36.8%), respectively, of the outstanding B Shares of the Fund. The principal holders of the N Shares of the Balanced Fund were David P. Sanes Money Purchase Plan, 9451 N. Lockwood Avenue, Skokie, IL 60077; Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Fidelity Investments - FIIOC, 100 Magellan Way, Covington, KY 41015, as agent for the Kroeschell Inc. Contributory Profit Sharing/401k Plan; and Kathy Richland Photography Profit Sharing Plan, 839 Wrightwood, Chicago, IL 60614, which held of record 30,621 shares (18.9%); 20,868 shares (12.9%); 19,260 shares (11.9%); and 10,770 shares (6.6%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Balanced Fund was Harris Trust and Savings Bank, 111
W. Monroe Street, Chicago, IL 60603, which held of record 4,161,756 shares (99.9%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Convertible Securities Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Mark L. Mengel Rollover IRA, 141 Biskup Lane, Monaca, PA 15061; and National Financial Services

Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Marilee E. Alexander, 1138 Walnut Street, Monaca, PA 15061, which held of record 1,273 shares (51.5%); 545 shares (22.0%); and 465 shares (18.8%) of the outstanding A Shares of the Fund. The principal holders of N Shares of the Convertible Securities Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Herbert A. Bernhard IRA, 1105 Tower Road, Beverly Hills, CA 90210; Southwest Securities, Inc., PO Box 509002, Dallas, TX 75250, on behalf of Jaorus E. Meilahn IRA; and John W. McCarter Jr. Trust, 575 Thornwood Lane, Northfield, IL 60093, which held of record 5,984 shares (38.3%); 1,330 shares (8.5%); 1,287 shares (8.2%); and 1,093 shares (7.0%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Convertible Securities Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 959,754 shares (98.6%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Tax-Exempt Bond Fund were Wells Fargo Investments LLC, 608 2nd Avenue South, Minneapolis, MN 55402; Southwest Securities Inc., PO Box 509002, Dallas, TX 75270, on behalf of Elizabeth Calabrese; Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Joseph A. Herkert and Maryeve Heath, PO Box 749, Cedarburg, WI 53012, which held of record 15,736 shares (13.2%); 13,461 shares (11.3%); 9,945 shares (8.3%); and 7,130 shares (6.0%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Tax-Exempt Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Wayne and Sandra Mazur Revocable Trust, 8509 Barn Owl Lane, San Antonio, TX 78255; Vivian J. Wnuczek, 4453 N. Morris Boulevard, Shorewood, WI 53211; and John R. and Dawn L. Siegler, 1742 Farnsworth Road, Lapeer, MI 48446, which held of record 16,118 shares (50.7%); 4,617 shares (14.5%); 2,849 shares (9.0%); and 2,844 shares (8.9%) of the outstanding B Shares of the Fund. The principal holders of N Shares of the Tax-Exempt Bond Fund were National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Cristy C. Ginter, 5410 John Dreaper, Houston, TX 77056; and Northern Trust Company as Successor Trustee for the Helen M. Hibben Trust, PO Box 92956, Chicago, IL 60675, which held of record 63,579 shares (11.0%); and 37,884 shares (6.5%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Tax-Exempt Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 9,370,170 shares (96.4%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Ellen B. Boyd Custodian For the Ellen Yvonne Lousia Lemauviel Trust, 60 Elk Mountain Scenic Highway, Ashville, NC 28804; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Carol E. Leonard, A105 Brush Run Apartments, Hollidaysburg, PA 16648, which held of record 13,238 shares (43.9%); 2,841 shares (9.4%); and 1,917 shares (6.4%), respectively, of the outstanding shares of A Shares of the Fund. The principal holders of B Shares of the Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Frank P. Paoli, Jr. Rollover IRA, 1944 S. East 21st Street, Cape Coral, FL 33990; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Stephen J. Jr. and Brenda J. Worob, 101 Grandview Avenue, Morrisville, PA 19067; and National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of George J. and Margaret M. Zimmer, 14 Red Cedar Drive, Hamilton, NJ 08690, which held of record 7,285 shares (20.0%); 6,377 shares (17.5%); 3,921 shares (10.8%); and 2,518 shares (6.9%), respectively, of the outstanding shares of B Shares of the Fund. The principal holders of the N Shares of the Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 250,875 shares (42.0%); and 93,882 shares (15.7%), respectively, of the outstanding shares of the N Shares of the Fund. The principal holder of Institutional Shares of the Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 19,239,071 shares (92.7%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Intermediate Tax-Exempt Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Wells Fargo Investments LLC, 608 2nd Avenue South, Minneapolis, MN 55402, which held of record 33,254 shares (46.3%); and 10,543 shares (14.7%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Intermediate Tax-Exempt Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Wayne and Sandra Mazur Revocable Trust, 8509 Barn Owl Lane, San Antonio, TX 78255; and Primevest Financial Services, PO Box 283, St. Cloud, MN 56302, on behalf of Robert H. Blodgett, which held of record 4,561 shares (42.0%); 4,472 shares (41.2%); and 1,815 shares (16.7%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Intermediate Tax-Exempt Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and the Curtis Templeton Trust, 3441 Harbor Beach Drive, Lake Wales, FL 33859, which held of record 422,988 shares (58.1%); and 56,729 shares (7.8%), respectively, of the outstanding N Shares of the Fund. The principal holder of the Institutional Shares of the Intermediate Tax-Exempt Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 21,046,099 shares (97.3%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Short/Intermediate Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; and Parker Hunter Inc., 600 Grant Street, Pittsburgh, PA 15219, on behalf of Alfred G. Tackla IRA, 8653 Bradford Lane, Brecksville, OH 44141, which held of record 54,073 shares (32.5%); and 16,589 shares (10.0%), respectively, of the outstanding A Shares of the Fund. The principal holder of B Shares of the Short/Intermediate Bond Fund was Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 7,097 shares (68.8%) of the outstanding B Shares of the Fund. The principal holders of N Shares of the Short/Intermediate Bond Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Charles Schwab & Co., Inc., Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94110, which held of record 108,121 shares (17.8%); and 88,806 shares (14.6%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Short/Intermediate Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 21,194,293 shares (93.2%) of the outstanding Institutional Shares of the Fund.

     The principal holders of A Shares of the Intermediate Government Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; National Financial Services Corp., PO Box 3908, Church Street Station, New York, NY 10008, on behalf of Carol E. Leonard, A105 Brush Run Apartments, Hollidaysburg, PA 16648; and Raymond James Associates Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, on behalf of Darrell I. Bullard IRA, 1003 Fairway Drive, Effingham, IL 62401, which held of record 16,054 shares (47.2%); 1,763 shares (5.2%); and 1,750 shares (5.1%), respectively, of the outstanding A Shares of the Fund. The principal holders of B Shares of the Intermediate Government Bond Fund were Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303; Wells Fargo Investments LLC, 608 2nd Avenue South, Minneapolis, MN 55402; and First Clearing Corp., 1133 Ivy Street, Denver, CO 80220, on behalf of Patricia Botticelli, which held of record 6,144 shares (34.4%); 1,182 shares (6.6%); and 1,101 shares (6.2%), respectively, of the outstanding B Shares of the Fund. The principal holders of N Shares of the Intermediate Government Bond Fund were Fidelity Investments -

FIIOC, 100 Magellan Way, Covington, KY 41015, as agent for Doall Group PSP; Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Fidelity Investments - FIIOC, 100 Magellan Way, Covington, KY 41015, as agent for Gerber Profit Sharing Retirement & Savings Plan, which held of record 447,191 shares (48.7%); 231,383 shares (25.2%); and 72,928 shares (7.9%), respectively, of the outstanding N Shares of the Fund. The principal holder of Institutional Shares of the Intermediate Government Bond Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 3,739,497 shares (93.1%) of the outstanding Institutional Shares of the Fund.

     The principal holders of N Shares of the Tax-Exempt Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Harris Bank Hinsdale, 200 S. Finley Road, Lombard, IL 60148, which held of record 207,564,890 shares (89.0%); and 12,590,896 shares (5.4%), respectively, of the outstanding N Shares of the Fund. The sole holder of Service Shares of the Tax-Exempt Money Market Fund was Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 80,121,775 shares (100.0%) of the outstanding Service Shares of the Fund. The principal holder of Institutional Shares of the Tax-Exempt Money Market Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 749,294,950 shares (99.6%) of the outstanding Institutional Shares of the Fund.

     The sole holder of B Shares of the Money Market Fund was Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 23,733 shares (100.0%) of the outstanding B Shares of the Fund. The principal holder of the N Shares of the Money Market Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603, which held of record 1,066,998,499 shares (83.5%) of the outstanding N Shares of the Fund. The sole holder of Service Shares of the Money Market Fund was Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 1,283,109,813 shares (100.0%) of the outstanding Service Shares of the Fund. The principal holders of the Exchange Shares of the Money Market Fund were the Chicago Mercantile Exchange Inc., Customer Segregated Account, 30 S. Wacker Drive, Chicago, IL 60606; BMO Nesbitt Burns Corp., PO Box 71940, Chicago, IL 60694, on behalf of Harris FCM Client Group; the Chicago Mercantile Exchange Inc., Firm Account, 30 S. Wacker Drive, Chicago, IL 60606; and Prudential Securities Inc., One Seaport Plaza, New York, NY 10292, which held of record 464,570,925 shares (70.1%); 79,300,000 shares
(12.0%); 69,055,093 shares (10.4%); and 50,000,000 shares (7.5%), respectively, of the outstanding Exchange Shares of the Fund. The principal holders of Institutional Shares of the Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; Motorola Inc., 1303 E. Algonquin Road, Schaumburg, IL 60196; Commonwealth Edison Company, 10 S. Dearborn, Chicago, IL 60603; Chase Manhattna Bank Securities Lending, 4 New York Plaza, New York, NY 10004; and Sears Roebuck Acceptance Corp., 3711 Kennett Pike, Greenville, DE 19807, which held of record 1,495,285,701 shares (37.7%); 329,800,000 shares (8.32%); 278,893,640 shares (7.0%); 270,000,000 shares
(6.8%); and 214,680,000 shares (5.4%), respectively, of the outstanding Institutional Shares of the Fund.

     The principal holders of N Shares of the Government Money Market Fund were Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago, IL 60603; and Harris Bank Barrington, 2000 S. Finley Road, Lombard, IL 60148, which held of record 275,373,214 shares (78.1%); and 20,647,628 shares (5.9%), respectively, of the outstanding N Shares of the Fund. The sole holder of Service Shares of the Government Money Market Fund was Donaldson Lufkin Jenrette Securities Corp., Benefit of Customers, PO Box 2052, Jersey City, NJ 07303, which held of record 98,122,974 shares (100.0%) of the outstanding Service Shares of the Fund. The principal holder of Institutional Shares of the Government Money Market Fund was Harris Trust and Savings Bank, 111 W. Monroe Street, Chicago,

IL 60603, which held of record 219,946,994 shares (95.5%) of the outstanding Institutional Shares of the Fund.

     The shares described above as held by Harris Trust and Savings Bank, Harris Bank Hinsdale, and Harris Bank Barrington are being held on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.


             INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

     INVESTMENT MANAGEMENT. Each of the Funds is advised by Harris Investment Management, Inc. ("HIM" or the "Adviser"). HIM, an investment adviser registered under the Advisers Act, is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.

     HIM, subject to review and approval by the Board of Trustees, sets each Fund's investment objective and overall investment strategies and, as more fully described below, provides general management services to each Fund, including overall supervisory responsibility for the management and investment of each Fund's portfolio. An affiliate of HIM, Harris Trust and Savings Bank ("Harris Trust"), an Illinois-state chartered bank and a member of the Federal Reserve System and a wholly-owned subsidiary of Harris Bankcorp, Inc., has overall responsibility, subject to the ongoing supervision of the Trust's Board of Trustees, for administering all operations of the Trust and for providing or arranging for the provision of the overall business management and administrative services necessary for the Trust's operations.

     HIM has entered into a sub-advisory contract with Hansberger Global Investors, Inc. ("Hansberger"). Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc., is an investment adviser registered under the Advisers Act and provides a broad range of portfolio management services to clients in the U.S. and abroad. Hansberger Group, Inc. is majority-controlled by Thomas L. Hansberger, who founded the firm in 1994. Under the sub-advisory contract, Hansberger manages the investment of assets of the Emerging Markets Fund and the International Fund. In carrying out its obligations, Hansberger (i) obtains and evaluates pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in those Funds' investment portfolio or may be under consideration for inclusion therein; and (ii) formulates, recommends, and executes an ongoing program of investment for those Funds consistent with those Funds' investment objectives, policies, strategy, and restrictions. HIM remains responsible for the supervision and oversight of Hansberger's performance.

     HIM, Harris Trust, or Hansberger provides to the Funds, among other things, money market, equity and fixed income security research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM and Hansberger analyze key financial ratios that measure the growth, profitability, and leverage of issuers in order to help maintain a portfolio of above-average quality. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

     The Agreement for each Fund was for an initial term that expired on August 31, 2001. Each agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Trustees of the Trust held on August 5, 2002, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through August 31, 2003 by the unanimous vote of the Trustees, all whom were "non-interested" trustees of the Trust. The Trustees, considered, among other things, the nature and quality of services provided by the Adviser, including the performance of the respective Funds over various time periods in relation to various indices and comparative fund groups, the profitability to the Adviser of its relationship with the Funds, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

     HIM or Harris Trust from time to time may offer programs under which it may make payments from its own resources to certain non-profit organizations based on shares of the Funds held by members of the organizations and in an amount up to 0.10% of the value of those shares. Those payments are expenses of HIM or Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

     HIM or Harris Trust from time to time may make payments from its own resources to certain service organizations and financial intermediaries for their services in connection with investments in the Funds made by their clients or customers. Those payments are expenses of HIM or Harris Trust and are not Fund expenses, and thus will not affect Fund performance.

     PORTFOLIO MANAGEMENT. The skilled portfolio management teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and excellent informational resources. The money management philosophy that HIM employs focuses on two key points:

o    Active portfolio management is a key component of superior performance.
o A systematic investment process may increase both consistency and levels of relative performance.

     Experience and creativity, combined with technological support, are most likely to result in successful investment decisions. HIM offers investors that powerful combination for managing their money. More importantly, instead of relying on individual stars to manage its mutual funds, HIM has established a strong professional team of seasoned portfolio managers and analysts. Together, they take a quantitatively-driven approach to investing, focusing on their investors' needs, concerns and investment goals.

     HIM is a leader in the application of analytic techniques used in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential.

     After identifying the appropriate type of universe for each Fund - whether the stocks are issued by large, established companies, or by smaller firms - HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks that fail to meet HIM's hurdles are removed from further consideration.

     Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with experienced research analysts, play a role throughout the process.

     HIM actively manages taxable and tax-exempt fixed income securities using a highly disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the best value and stand to benefit from anticipated changes in interest rates.

     Using quantitative models that attempt to ensure competitive results in both rising and falling markets, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models have the ability to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability to, credit assessment of and impact on the overall portfolio.

     The following table shows the dollar amount of fees payable to the Adviser for its services with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. (Prior to May 1, 2001, Harris Trust was the Adviser to the Funds, and HIM served as Portfolio Management Agent pursuant to a Portfolio Management Contract approved by the Trust's Board of Trustees and approved by each Fund's shareholders.)

--------------------- -------------------------------- -------------------------------- --------------------------------
                          Gross Advisory Fee ($)           Advisory Fee Waived ($)           Net Advisory Fee ($)
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        1999       2000       2001       1999       2000       2001       1999       2000       2001
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Government Money
Market Fund            542,580    560,738    590,468      --         --         --       542,580    560,738    590,468

Money Market Fund     2,668,708  3,221,825  4,566,238     --         --         --      2,668,708  3,221,825  4,566,238

Tax-Exempt Money
Market Fund            819,216    945,132   1,068,822     --         --         --       819,216    945,132   1,068,822

Bond Fund             1,194,357   968,407   1,449,157   522,321    472,047    685,780    672,036    496,360    763,377

Convertible
Securities Fund        335,222    364,297    259,855    41,036     66,501     74,948     294,186    297,796    184,907

Intermediate
Government Bond Fund
                       669,469    515,516    455,517    427,300    371,103    368,542    242,169    144,413    86,975
Intermediate
Tax-Exempt Bond Fund  1,236,094  1,127,475  1,240,633   249,836   1,127,475  1,240,633   986,258      --         --

Short/Intermediate
Bond Fund             2,297,876  2,154,888  1,662,239  1,020,456  1,002,796   825,709   1,277,420  1,152,092   836,530

Tax-Exempt Bond Fund
                       953,658    651,356    661,577    199,578    651,356    661,577    754,080      --         --
Balanced Fund          287,180    225,053    340,504    73,333     81,552     105,493    213,847    143,501    235,011

Core Equity Fund      1,530,500  1,703,197  1,453,143   51,635     87,078     137,154   1,478,865  1,616,119  1,315,989

Emerging Markets
Fund                   334,341    517,193    421,074     5,145       --       30,507     329,196    517,193    390,567

Equity Fund           5,312,875  3,578,653  2,485,532     --         --         --      5,312,875  3,578,653  2,485,532

Equity Income Fund     518,808    528,888    462,126    35,232     48,950     73,390     483,576    479,938    388,736
--------------------- -------------------------------- -------------------------------- --------------------------------

                                       44

--------------------- -------------------------------- -------------------------------- --------------------------------
                          Gross Advisory Fee ($)           Advisory Fee Waived ($)           Net Advisory Fee ($)
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                        1999       2000       2001       1999       2000       2001       1999       2000       2001
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Index Fund            1,166,714  1,419,356  1,243,284   24,950     110,014    246,103   1,141,764  1,309,342   997,181

International Fund    2,440,532  2,688,199  2,387,081     --         --         --      2,440,532  2,688,199  2,387,081

Large-Cap
Aggressive Growth
Fund                     --          2       13,074       --         --       13,013       --          2         61

Small-Cap
Aggressive Growth
Fund                     --         --       31,352       --         --       30,961       --         --         391

Small-Cap
Opportunity Fund      3,288,396  4,898,369  4,336,457   24,702     68,658     185,496   3,263,694  4,829,711  4,150,961

Small-Cap Value Fund  1,029,786   925,458   1,656,406   60,276     79,315     160,222    969,510    846,143   1,496,184

Technology Fund          --         10       25,289       --         --       22,803       --         10        2,486
--------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     HIM has agreed with each of the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund to waive fees otherwise payable to it, or to reimburse the Fund, to the extent that the annualized ordinary operating expenses of the Class B Shares or the Institutional Shares of the Fund as a percentage of average daily net assets of the Fund ("Expense Ratio") exceed 2.00% or 1.00%, respectively ("Expense Cap"). For any fiscal year of the Fund in which the Expense Ratio of either class would otherwise be less than the lowest Expense Cap applicable to that class in effect since the beginning of the preceding three fiscal years of the Fund, the Fund will pay to HIM any amount so waived or reimbursed by HIM during such preceding three years and not previously paid by the Fund to HIM, except to the extent that such payment would cause the Expense Ratio of the class for the fiscal year to exceed such lowest Expense Cap.

     The Trust, HIM, Hansberger, Harris Trust, and the Distributor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons subject to the respective code, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Fund or Funds. Each code of ethics has been filed with and is available from the Commission at the address, telephone number, and Internet site given on the back cover of the Trust's prospectus.

     ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. Harris Trust serves as the Funds' administrator ("Administrator") pursuant to Administration Agreements with the Trust and in that capacity generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC" or the "Sub-Administrator") on behalf of the Trust. PFPC has agreed to furnish officers for the Trust; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the Commission; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Trust.

     Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Funds pursuant to Transfer Agency Services Agreements with the Trust. The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") on behalf of the Trust whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp.

     PFPC Trust Company ("PFPC Trust" or the "Custodian"), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the assets of the Funds and, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund. The Custodian has entered into Sub-Custodian Services Agreements with PNC Bank, N.A. ("PNC" or the "Sub-Custodian") on behalf of the Trust whereby the Sub-Custodian performs certain sub-custodian services. PFPC Trust and PNC are indirect, wholly-owned subsidiaries of PNC Bank Corp.

     As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds of the Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.

     The following table shows the dollar amount of fees payable to the Administrator for its services with respect to each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.



-------------------- -------------------------------- -------------------------------- --------------------------------
                         Administration Fee ($)       Reduction by Administrator ($)     Net Administration Fee ($)
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                       1999       2000       2001       1999       2000       2001       1999       2000       2001
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Government Money
Market Fund           436,115    453,586    473,189    243,499    238,015    265,732    192,616    215,571    207,457

Money Market Fund
                     2,283,155  2,770,302  4,055,641  1,267,814  1,457,380  2,128,063  1,015,341  1,312,922  1,927,578
Tax-Exempt Money
Market Fund           667,524    791,935    879,899      --         --         --       677,524    791,935    879,899

Bond Fund             292,757    253,648    414,801    15,537     18,001     24,001     277,220    235,647    390,800

Convertible
Securities Fund       72,356     99,641     83,511       --       17,081     18,001     72,356     82,560     65,510

Intermediate
Government Bond
Fund                  171,256    144,451    152,083    15,697     18,001     28,501     155,559    126,450    123,582

Intermediate
Tax-Exempt Bond       311,340    298,524    383,554      --         --       18,678     311,340    298,524    364,876
Fund

Short/Intermediate
Bond Fund             503,868    507,408    441,378     7,936     18,001     22,501     495,932    489,407    418,877

Tax-Exempt Bond
Fund                  240,107    172,854    219,590      --         --       25,501     240,107    172,854    194,089

Balanced Fund         87,918     77,075     117,052    15,965     18,001     18,001     71,953     59,074     99,051

Core Equity Fund      270,868    316,788    311,008    16,125     18,001     28,501     254,743    298,787    282,507

Emerging Markets
Fund                  48,270     85,672     77,360      6,678     18,001     18,001     41,592     67,671     59,359

Equity Fund          1,159,792   831,450    648,560    15,697     18,001     25,501    1,144,095   813,449    623,059

Equity Income Fund
                      126,972    137,684    142,173    15,965     18,001     27,001     111,007    119,683    115,172
Index Fund            698,724    898,366    880,390      --         --        6,000     698,724    898,366    874,390

International Fund    379,956    442,722    444,033    14,662     18,001     25,501     365,294    424,721    418,532

Large-Cap
Aggressive Growth
Fund                    --         --       10,780       --         --        7,500       --         --        3,280
-------------------- -------------------------------- -------------------------------- --------------------------------

                                       46


-------------------- -------------------------------- -------------------------------- --------------------------------
                         Administration Fee ($)       Reduction by Administrator ($)     Net Administration Fee ($)
                     ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                       1999       2000       2001       1999       2000       2001       1999       2000       2001
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Small-Cap
Aggressive Growth
Fund                    --         --        7,500       --         --         --         --         --        7,500

Small-Cap
Opportunity Fund      507,905    791,872    790,517    14,662     18,001     27,001     493,243    773,871    763,516

Small-Cap Value
Fund                  199,620    201,299    391,286     5,250     18,001     28,501     194,370    183,298    362,785

Technology Fund         --         --       13,332       --         --        7,500       --         --        5,832
-------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     DISTRIBUTOR. PFPC Distributors, Inc. (the "Distributor"), 3200 Horizon Drive, King of Prussia, PA 19406, is the distributor of shares of the Funds. Prior to January 2, 2001, the Distributor for the Funds was Provident Distributors, Inc., and, prior to May 1, 1999, the Distributor for the Funds was Funds Distributor, Inc. Fees for services rendered by the Distributor (not including sales charges) are paid by the Sub-Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Trust and the Distributor and approved by the Board of Trustees of the Trust. The Distributor has agreed to furnish officers for the Trust, as required.

     A Shares of the Funds are sold with a maximum front-end sales charge of 5.50%, as described in the Prospectuses relating to those shares and under "Additional Purchase and Redemption Information" in this SAI. A Shares of the Funds may be subject to a contingent deferred sales charge (CDSC) of up to 1.00%, which is described in those Prospectuses and under "Additional Purchase and Redemption Information" in this SAI. B Shares of the Funds are sold without a front-end sales charge but are subject to a CDSC of up to 5.00%, which is described in the Prospectuses relating to those shares and under "Additional Purchase and Redemption Information" in this SAI.

     The following table shows the dollar amount of sales charges payable to the distributor with respect to sales of A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the distributor with respect to the Funds not mentioned below.


--------------------------------- ----------------------------- --------------------------- -----------------------------
                                     Aggregate Underwriting       Amount Retained by the
                                        Commissions ($)              Distributor ($)            Amount Reallowed ($)
                                  ----------------------------- --------------------------- -----------------------------
                                  --------- --------- --------- --------- -------- -------- --------- --------- ---------
                                    1999      2000      2001      1999     2000     2001      1999      2000      2001
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

Bond Fund                          1,435       90      5,131      115        5       91      1,320       85      5,040

Convertible Securities Fund          --        --      1,521       --       --       81        --        --      1,440

Intermediate Government Bond
Fund                               6,477       54      9,080      624        4       435     5,853       50      8,645

Intermediate Tax-Exempt Bond
Fund                                 --        --      1,869       --       --       54        --        --      1,815

Short/Intermediate Bond Fund
                                   3,621      811      7,848      403       61       420     3,218      750      7,428
Tax-Exempt Bond Fund                 --        --      21,002      --       --       830       --        --      20,172

Balanced Fund                      4,045     2,536     10,173     386       224      496     3,659     2,312     9,677
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

                                       47

--------------------------------- ----------------------------- --------------------------- -----------------------------
                                     Aggregate Underwriting       Amount Retained by the
                                        Commissions ($)              Distributor ($)            Amount Reallowed ($)
                                  ----------------------------- --------------------------- -----------------------------
                                  --------- --------- --------- --------- -------- -------- --------- --------- ---------
                                    1999      2000      2001      1999     2000     2001      1999      2000      2001
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

Core Equity Fund                   38,050    13,665    3,513     3,563     1,158     304     34,487    12,507    3,209

Emerging Markets Fund               250       579        --        24       50       --       226       529        --

Equity Fund                        9,199     1,518     2,155      847       136      100     8,352     1,382     2,055

Equity Income Fund                 20,963    10,789    3,253     1,870      969      138     19,093    9,820     3,115

International Fund                  276       110       104        25       10        9       251       100        95

Small-Cap Opportunity Fund         1,351      817      1,694      141       75       145     1,210      742      1,549

Small-Cap Value Fund                 55      1,430     16,906      5        117     1,435      50      1,313     15,471
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

     The following table shows the dollar amount of CDSCs payable to the distributor with respect to sales of B Shares of each Fund and the amount of CDSCs retained by the distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the distributor with respect to the Funds not mentioned below.


--------------------------------- ----------------------------- --------------------------- -----------------------------
                                                                  Amount Retained by the
                                      Aggregate CDSCs ($)            Distributor ($)            Amount Reallowed ($)
                                  ----------------------------- --------------------------- -----------------------------
                                  --------- --------- --------- --------- -------- -------- --------- --------- ---------
                                    1999      2000      2001      1999     2000     2001      1999      2000      2001
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------
Money Market Fund                    --        --       228        --       --       --        --        --       228

Intermediate Government Bond
Fund                                 --        --       505        --       --       --        --        --       505
--------------------------------- --------- --------- --------- --------- -------- -------- --------- --------- ---------

     OTHER EXPENSES. Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust bears all costs of its operations, including: the compensation of its Trustees who are not affiliated with HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to A Shares, N Shares, Service Shares and B Shares); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of the Board of Trustees; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Trust are allocated among the Funds in an equitable manner as determined by the Board of Trustees.


                         SERVICE AND DISTRIBUTION PLANS

     A SHARES. Each Fund, except for the Index Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund, and each of the Money Market Funds, has adopted a Service Plan for A Shares under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for distribution/service fees of up to 0.25% per annum of the average daily net asset value of the Fund's A Shares.

     Each such Fund bears the costs and expenses connected with advertising and marketing the Fund's A Shares and may pay the fees of each institution ("Service Organization") that purchases A Shares of the Fund on behalf of its customers ("Customers") for servicing activities, as described below, at a rate of up to 0.25% per annum of the average daily net asset value of the Fund's A Shares.

     Servicing activities provided by Service Organizations to their Customers investing in A Shares of the Fund may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering Customer inquiries; (iv) assisting Customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing Customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a Customer's account balance and integrating such statements with those of other transactions and balances in the Customer's other accounts serviced by the Service Agent; (viii) arranging for bank wires; (ix) distribution and such other services as the Fund may request, to the extent the Service Organization is permitted by applicable statute, rule or regulation.

     N SHARES. Each non-Money Market Fund, except for the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund, has adopted a Service Plan for N Shares of the Fund that provides for the Fund to pay service fees of up to 0.25% per annum of the average daily net asset value of the Fund's N Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Each Money Market Fund has adopted a Service Plan for N Shares of the Fund that provides for the Fund to pay fees for shareholder subaccounting, statement, communications, and processing services ("Subaccounting Services") of 0.10% per annum of the average daily net asset value of the Fund's N Shares, and fees for shareholder support services ("Support Services") of up to 0.15% per annum of the average daily net asset value of the Fund's N Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Additionally, each Money Market Fund has adopted a Service Plan relating to N Shares pursuant to Rule 12b-1 that provides for the Fund to pay distribution fees of up to 0.10% per annum of the average daily net asset value of the Fund's N Shares.

          NON-MONEY MARKET FUNDS. Each such Fund has entered into an agreement with each Service Organization that purchases N Shares of the Fund on behalf of its Customers. The Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.25% per annum of the average daily net asset value of that Fund's N Shares held by the Service Organization for the benefit of Customers. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

     In addition, a Service Organization, at its option, may also provide to its holders of N Shares (a) a service that invests the assets of their other accounts with the Service Organization in the Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

          MONEY MARKET FUNDS. Each such Fund has entered into an agreement with each Service Organization that purchases N Shares of the Fund on behalf of its Customers. The Service Organization is required to provide Subaccounting Services and Support Services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.10% per annum for Subaccounting Services and of up to 0.15% per annum for Support Services, respectively, of the average daily net asset value of that Fund's N Shares held by the Service Organization for the benefit of Customers. Subaccounting Services include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) performing subaccounting with respect to Fund shares beneficially owned by the customer; (v) investing customer cash account balances automatically in Fund shares; (vi) forwarding shareholder communications; and (vii) such other services as may reasonably requested. Support Services include (i) responding to inquiries from customers concerning their investment in N Shares; (ii) arranging for bank wires; (iii) assisting customers in changing dividend options, account designations, and addresses; and
(iv) providing such other similar services as may reasonably requested.

     Under the Service Plan adopted pursuant to Rule 12b-1 that relates only to the Money Market Funds, each Money Market Fund may make additional payments to Service Organizations for shareholder services described above and also may (i) bear the costs and expenses in connection with advertising and marketing the Fund's N Shares and (ii) make payments to Service Organizations for assistance in connection with the distribution of shares to Customers, including the forwarding to Customers of Prospectuses, sales literature and advertising materials provided by the Distributor of shares, at a rate of up to 0.10% per annum of the average daily net asset value of the Fund's N Shares.

     B SHARES. Each Fund, except for the Convertible Securities Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund, has adopted a Service Plan for B Shares of the Fund that provides for the Fund to pay service fees of up to 0.25% per annum of the average daily net asset value of the Fund's B Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Additionally, each such Fund has adopted a plan of distribution ("Distribution Plan") relating to B Shares pursuant to Rule 12b-1 that provides for the Fund to pay distribution fees of up to 0.75% per annum of the average daily net asset value of the Fund's B Shares.

          SERVICE PLAN. Each such Fund has entered into an agreement with each Service Organization that purchases B Shares of the Fund on behalf of its Customers, pursuant to which each Fund that issues B Shares may pay the fees of each Service Organization for servicing activities at a rate of up to 0.25% per annum of the average daily net asset value of the Fund's B Shares held by the Service Organization for the benefit of Customers. Servicing activities will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

          DISTRIBUTION PLAN. Each such Fund also has adopted a Distribution Plan for B Shares under Section 12(b) of the 1940 Act and Rule 12b-1, pursuant to which the Fund compensates the Distributor for its sales and distribution activities related to the Fund's B Shares (which include the services of the Distributor, its affiliates, and such other Service Organizations as it may select in connection with the sales and distribution of the Fund's shares and may be spent by the Distributor, its affiliates, and such Service Organizations on any activities or expenses related to the distribution and marketing of the Fund's shares, including financing of amounts borrowed by the Distributor to pay sales commissions) at a rate, calculated daily, of up to 0.75% of the average daily net asset value of the Fund's B Shares outstanding. (The CDSC applicable to Customers' sales of B Shares is discussed under "Additional Purchase and Redemption Information" in this SAI.)

     At the time of the sale of B Shares of a Fund, the Distributor pays to Service Organizations, from its own funds, commissions of up to 4.00% of the amount sold. These payments, together with the proceeds from CDSCs applicable to Customers' sales of the Fund's B Shares, in effect offset underwriting, distribution, sales, and marketing expenses (including commissions) incurred by the Distributor on behalf of the Fund's B Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. The maximum Distribution Plan fee that can be paid by a Fund in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred in connection with sales of the Fund's B Shares, so that it may take the Distributor a number of years to recoup these expenses. A Fund may compensate the Distributor more or less than the Distributor's actual marketing expenses, but in no event will the Fund pay more than the maximum Distribution Plan fee. The Adviser, the Distributor, and their affiliates may benefit from arrangements where the Distribution Plan fees related to B Shares may be paid to third parties who have advanced commissions to be paid to investment professionals.

     At any given time, the expenses of distributing B Shares of a Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Distribution Plan and (ii) the proceeds of CDSCs paid by investors upon redemption of the Fund's B Shares. For example, if $1 million in expenses had been incurred in distributing B Shares of the Funds and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Distribution Plan that the Distributor be reimbursed for all distribution expenses with respect to B Shares or any requirement that the Distribution Plan be continued from year to year, this excess amount does not constitute a liability of the Fund.

     SERVICE SHARES. Each Money Market Fund has adopted a Service Plan for Service Shares of the Fund that provides for the Fund to pay fees for shareholder subaccounting, statement, communications, and processing services ("Subaccounting Services") of 0.15% per annum of the average daily net asset value of the Fund's Service Shares, and fees for shareholder support services ("Support Services") of up to 0.10% per annum of the average daily net asset value of the Fund's Service Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1. Additionally, each Money Market Fund has adopted a Service Plan relating to Service Shares pursuant to Rule 12b-1 that provides for the Fund to pay distribution fees of up to 0.15% per annum of the average daily net asset value of the Fund's Service Shares.

     Each Money Market Fund has entered into an agreement with each Service Organization that purchases Service Shares of the Fund on behalf of its Customers. The Service Organization is required to provide Subaccounting Services and Support Services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.15% per annum for Subaccounting Services and of up to 0.10% per annum for Support Services, respectively, of the average daily net asset value of that Fund's Service Shares held by the Service Organization for the benefit of Customers. Subaccounting Services include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) performing subaccounting with respect to Fund shares beneficially owned by the customer; (v) investing customer cash account balances automatically in Fund shares; (vi) forwarding shareholder communications; and (vii) such other services as may reasonably requested. Support Services include (i) responding to inquiries from customers concerning their investment in Service Shares; (ii) arranging for bank wires;
(iii) assisting customers in changing dividend options, account designations, and addresses; and (iv) providing such other similar services as may reasonably requested.

     Under the Service Plan adopted pursuant to Rule 12b-1, each Money Market Fund may make additional payments to Service Organizations for shareholder services described above and also may (i) bear the costs and expenses in connection with advertising and marketing the Fund's Service Shares and (ii) make payments to Service Organizations for assistance in connection with the distribution of shares to Customers, including the forwarding to Customers of Prospectuses, sales literature and advertising materials provided by the Distributor of shares, at a rate of up to 0.15% per annum of the average daily net asset value of the Fund's Service Shares.

          EXCHANGE SHARES (HARRIS INSIGHT MONEY MARKET FUND ONLY). The Money Market Fund has adopted a Service Plan for Exchange Shares of the Fund that provides for the Fund to pay service fees of up to 0.05% per annum of the average daily net asset value of the Fund's Exchange Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

          SERVICE PLAN. Such Fund has entered into an agreement with each Service Organization that purchases Exchange Shares of the Fund on behalf of its Customers. The Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment by the Fund of up to 0.05% per annum of the average daily net asset value of the Fund's Exchange Shares held by the Service Organization for the benefit of Customers. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's Distributor; (ii) processing dividend payments from the Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services.

     In addition, a Service Organization, at its option, may also provide to its holders of Exchange Shares (a) a service that invests the assets of their other accounts with the Service Organization in the Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.

     INSTITUTIONAL SHARES. Each Fund has adopted a Service Plan for Institutional Shares of the Fund that provides for payments on behalf of the Fund by the Funds' distributor, investment adviser and/or administrator of service fees of up to 0.25% per annum of the average daily net asset value of the Fund's Institutional Shares. This Service Plan does not authorize payments under the Plan to be made for distribution purposes and was not adopted under Rule 12b-1.

     Support services provided by Service Organizations may include (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase, exchange and redemption transactions; (iii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Agent; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the Fund; (vi) performing subaccounting with respect to Fund shares beneficially owned by the customer or providing the information necessary for sub-accounting; (vii) investing customer cash account balances automatically in Fund shares; (viii) assisting Customers in changing dividend options, account designations and addresses; and (ix) such other similar services as may reasonably be requested.

     GENERAL. Each Service Plan and, in the case of B Shares, the Distribution Plan (each a "Plan", and collectively, the "Plans") have been adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined by the 1940 Act) of the Trust, and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"). Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Agreements related to the Plans must also be approved by such vote of the Trustees and the Qualified Trustees. A Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund or by a vote of a majority of the Qualified Trustees. No Plan may be amended to increase materially the amounts payable to Service Organizations without the approval of a majority of the outstanding voting securities of the relevant class of shares of the Fund, and no material amendment to a Plan may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

     Each Plan requires that certain service providers furnish to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. Rule 12b-1 also requires that the selection and nomination of the Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     From their own resources, HIM and Harris Trust from time to time may pay fees to certain Service Organizations. Additionally, Harris Trust and the Distributor may act as Service Organizations and receive fees under a Service Plan. The following table shows Service Organization fees paid by the Funds to Harris Trust with respect to A Shares, B Shares, N Shares and Exchange Shares of each Fund for which such fees were paid for the period ended December 31, 2001. (Service Shares of the Funds had not commenced operations as of December 31, 2001.)


------------------------------------------ -------------------- ------------------- ----------------- ------------------
                                               Shareholder         Shareholder      Rule 12b-1 Fees    Rule 12b-1 Fees
                                             Servicing Plan       Servicing Plan        Paid ($)         Waived ($)
                                              Fees Paid ($)      Fees Waived ($)
------------------------------------------ -------------------- ------------------- ----------------- ------------------
Government Money Market Fund                     745,595                --              297,444              794

Money Market Fund                               3,544,412               --             1,392,122             --

Tax-Exempt Money Market Fund                     604,011                --              241,605              --

Bond Fund                                        12,571                 --                559                --
------------------------------------------ -------------------- ------------------- ----------------- ------------------

                                       53


------------------------------------------ -------------------- ------------------- ----------------- ------------------
                                               Shareholder         Shareholder      Rule 12b-1 Fees    Rule 12b-1 Fees
                                             Servicing Plan       Servicing Plan        Paid ($)         Waived ($)
                                              Fees Paid ($)      Fees Waived ($)
------------------------------------------ -------------------- ------------------- ----------------- ------------------
Convertible Securities Fund                        731                  --                178                --

Intermediate Government Bond Fund                14,688                 --               1,226               --

Intermediate Tax-Exempt Bond Fund                 7,139                 --                158                --

Short/Intermediate Bond Fund                     11,953                 --               1,560               --
Tax-Exempt Bond Fund                              3,117                 --               1,124               --

Balanced Fund                                     5,024                 --                504                --

Core Equity Fund                                 16,331                 --               1,783               --

Emerging Markets Fund                             1,598                 --                 16                --

Equity Fund                                      42,933                 --                441                --

Equity Income Fund                               11,421                 --               1,307               --

Index Fund                                       57,025                 --                 59                --

International Fund                               15,485                 --                 10                --

Large-Cap Aggressive Growth Fund                    5                   --                 13                --

Small-Cap Opportunity Fund                       26,313                 --                381                --

Small-Cap Value Fund                              8,055                 --               1,373               --

Technology Fund                                    --                   --                 2                 --
------------------------------------------ -------------------- ------------------- ----------------- ------------------


                      CALCULATION OF YIELD AND TOTAL RETURN

     The Trust makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 2001, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for N Shares, Service Shares and Institutional Shares of each of the Money Market Funds and for B Shares and Exchange Shares of the Harris Insight Money Market Fund are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] -1

     Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

     The yields of the B Shares, N Shares, Institutional Shares and Exchange Shares of each of the following Money Market Funds for the 7-day period ended December 31, 2001 are listed below. (Service Shares of the Money Market Funds had not commenced operations as of December 31, 2001.)


                                                     Current Yield (%)                      Effective Yield (%)
                                                     -----------------                      -------------------
                                              N         B       Exch.     Inst.       N        B       Exch.     Inst.
                                              -         -       -----     -----       -        -       -----     -----
Government Money Market Fund                 1.30       --        --       1.65     1.30       --        --       1.66
Money Market Fund                            1.64       --       1.94      1.99     1.66       --       1.96      2.01
Tax-Exempt Money Market Fund                 1.38       --        --       1.73     1.39       --        --       1.74

     N Shares and Service Shares of the Money Market Funds and B Shares and Exchange Shares of the Harris Insight Money Market Fund bear the expenses of fees paid to Service Organizations. As a result, at any given time, the net yield of N Shares or Service Shares of each of the Money Market Funds could be up to 0.35% or 0.90%, respectively, lower than the net yield of Institutional Shares of each of those Funds, and the net yields of B Shares and Exchange Shares of the Harris Insight Money Market Fund could be up to 1.00% or 0.05%, respectively, lower than the net yield of Institutional Shares of the Harris Insight Money Market Fund.

     From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).

     The yields of N Shares, B Shares, Exchange Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 2001 are:


                                                                               30-day Yield (%)
                                                              N               B            Exchange      Institutional
                                                              -               -            --------      -------------
Government Money Market Fund                                1.32              --              --              1.67
Money Market Fund                                           1.71              --             2.01             2.06
Tax-Exempt Money Market Fund                                1.19              --              --              1.54

     A standardized "tax-equivalent yield" may be quoted for the Tax-Exempt Money Market Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax. For the 7-day period ended December 31, 2001, the effective tax equivalent yield of the N Shares and Institutional Shares of the Tax-Exempt Money Market Fund was 1.93% and 2.42%, respectively. Service Shares of the Tax-Exempt Money Market Fund had not commenced operations as of December 31, 2001. For the 30-day period ended December 31, 2001, the 30-day tax equivalent yield for the A Shares, N Shares, B Shares and Institutional Shares of the Tax-Exempt Bond Fund and the A Shares, N Shares, B Shares and Institutional Shares of the Intermediate Tax-Exempt Bond Fund were 5.92%, 6.21%, 5.17% and 6.56%, and 5.47%, 5.68%, 4.64%
and 6.03%, respectively, based on a stated tax rate of 28%.

     The Trust makes available 30-day yield quotations with respect to A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

     The following table shows 30-day yields for the period ended December 31, 2001, for A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds.

                                                                            30-day Yield (%)
                                                        A                 N                  B           Institutional
                                                        -                 -                  -           -------------
Bond Fund                                              5.20              5.44              4.69              5.69
Convertible Securities Fund                            4.19              4.38               --               4.63
Intermediate Government Bond Fund                      5.04              5.23              4.48              5.48
Intermediate Tax-Exempt Bond Fund                      3.94              4.09              3.34              4.34
Short/Intermediate Bond Fund                           4.69              4.86              4.11              5.11
Tax-Exempt Bond Fund                                   4.26              4.47              3.72              4.72
Balanced Fund                                          2.00              2.12               --               2.37
Core Equity Fund                                      -0.16             -0.17              -0.92             0.08
Equity Fund                                            0.14              0.15              -0.60             0.40
Equity Income Fund                                     0.92              0.97              0.22              1.22
Index Fund                                              --               0.75              0.00              1.00
Large-Cap Aggressive Growth Fund                        --                --               -1.53             -0.53
Small-Cap Aggressive Growth Fund                        --                --                --               -0.37
Small-Cap Opportunity Fund                            -0.77             -0.81              -1.56             -0.56
Small-Cap Value Fund                                   0.12              0.12              -0.63             0.37
Technology Fund                                         --                --               -1.87             -0.87

     The Trust also makes available total return quotations for A Shares, N Shares, B Shares and Institutional Shares of each of the Non-Money Market Funds.

     The following table shows average annual total return for the one-year, five-year, ten-year and since inception periods (or shorter period if the Fund has been in operation for a shorter period) ended December 31, 2001 for A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds. The actual date of the commencement of each Fund's operations, or the commencement of the offering of each Class' Shares, is listed in the Funds' financial statements.

-------------------------- --------------------------- ----------------- ---------------- ----------------------------------
                                   1 Year (%)             5 Year (%)       10 Year (%)        Inception to 12/31/01 (%)
                           --------------------------- ----------------- ---------------- ----------------------------------
                           --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------
                              A         N      Inst.      N      Inst.      N     Inst.      A        N        B     Inst.
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------

Bond Fund                    3.23     8.05     8.32     7.03     7.30      --       --     5.00     7.09    -10.79    7.34

Convertible Securities
Fund                        -19.36   -15.56   -15.35    3.77     4.03     8.32     8.59   -11.78    9.04      --      9.31

Intermediate Government
Bond Fund                    3.71     7.47     7.74     6.72     6.98     6.26     6.53    5.34     7.93     -0.79    8.20

Intermediate Tax-Exempt
Bond Fund                     --      5.32     5.58     5.21     5.47     5.11     5.37    0.19     5.52    -44.16    5.78

Short/Intermediate Bond
Fund                         3.80     7.60     7.86     6.34     6.60     6.23      --     5.67     6.81    -17.83    6.25

Tax-Exempt Bond Fund          --      5.76     6.02     5.74     6.00     5.80     6.07    0.68     7.32     -5.17    7.59

Balanced Fund               -4.57     0.88     1.21      --       --       --       --     2.49     8.46      --      8.32

Core Equity Fund            -17.33   -12.56   -12.31    9.11     9.40      --       --     -5.14    12.40   -21.89   12.68
-------------------------- --------------------------- ----------------- ---------------- ----------------------------------

                                       56

-------------------------- --------------------------- ----------------- ---------------- ----------------------------------
                                   1 Year (%)             5 Year (%)       10 Year (%)        Inception to 12/31/01 (%)
                           --------------------------- ----------------- ---------------- ----------------------------------
                           --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------
                              A         N      Inst.      N      Inst.      N     Inst.      A        N        B     Inst.
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------
Emerging Markets Fund       -6.24     -0.33    -0.60     --       --       --       --     -6.17    -8.80     --     -8.53

Equity Fund                 -8.59     -3.36    -3.00    9.55     9.88     12.83     --     -0.91    12.99   -21.08   10.77

Equity Income Fund          -18.14   -13.36   -13.12    8.13     8.40      --       --     -4.85    11.31   -24.84   11.59

Index Fund                    --     -12.57   -12.30    9.99     10.27     --       --      --      12.60   -14.68   12.87

International Fund          -23.91   -19.46   -19.29    -3.57    -3.31    1.16     1.41    -2.85    2.10    -25.05    2.35

Large-Cap Aggressive
Growth Fund                   --       --     -37.10     --       --       --       --      --       --     -24.79   -38.39

Small-Cap Aggressive
Growth Fund                   --       --       --       --       --       --       --      --       --      38.41   -3.20

Small-Cap Opportunity
Fund                        -14.78    -9.83    -9.65    11.15    11.40    12.74   13.01    11.22    13.67   -15.55   13.94

Small-Cap Value Fund        -0.48     5.36     5.57     11.87    12.17    12.60   12.89    15.16    13.47   -14.09   13.76

Technology Fund               --       --     -39.61     --       --       --       --      --       --     -33.97   -40.79
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------

     Each of these amounts is computed by assuming a hypothetical initial investment of $10,000. It is assumed that all of the dividends and distributions by each Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

     The Funds may also calculate an aggregate total return that reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. The following table shows aggregate total return for the one year, five year, ten year and since inception (if less than ten years) periods ended December 31, 2001 for A Shares, N Shares, B Shares and Institutional Shares of the Non-Money Market Funds.

-------------------------- --------------------------- ----------------- ---------------- ----------------------------------
                                   1 Year (%)             5 Year (%)       10 Year (%)        Inception to 12/31/01 (%)
                           --------------------------- ----------------- ---------------- ----------------------------------
                           --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------
                              A         N      Inst.      N      Inst.      N     Inst.      A        N        B     Inst.
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------

Bond Fund                    3.23     8.05     8.32     40.47    42.22     --       --     15.07    47.87    -4.17   49.91

Convertible Securities
Fund                        -19.36   -15.56   -15.35    20.31    21.83   122.40   128.06  -21.91   335.91     --     354.60

Intermediate Government
Bond Fund                    3.71     7.47     7.74     38.41    40.14    83.52   88.18    16.22   266.44    -0.46   282.07

Intermediate Tax-Exempt
Bond Fund                     --      5.32     5.58     28.92    30.54    64.59   68.76    0.19    136.44    -6.33   145.97

Short/Intermediate Bond
Fund                         3.80     7.60     7.86     35.96    37.66    83.05     --     14.48   103.25    -5.49   42.63

Tax-Exempt Bond Fund          --      5.76     6.02     32.19    33.85    75.78   80.33    0.68    232.50    -2.78   247.09

Balanced Fund               -4.57     0.88     1.21      --       --       --       --     7.40     46.69     --     46.50

Core Equity Fund            -17.33   -12.56   -12.31    54.67    56.70     --       --    -14.23   211.64   -13.54   219.19

Emerging Markets Fund       -6.24     -0.33    -0.60     --       --       --       --    -14.15   -32.10     --     -31.24

Equity Fund                 -8.59     -3.36    -3.00    57.81    60.19   234.48     --     -2.62   443.47    -9.44   82.07

Equity Income Fund          -18.14   -13.36   -13.12    47.83    49.68     --       --    -13.42   135.78   -13.95   140.55

Index Fund                    --     -12.57   -12.30    61.00    63.00     --       --      --     216.84    -5.58   224.40

International Fund          -23.91   -19.46   -19.29   -16.63   -15.48    12.19   15.01    -7.88    36.35   -12.15   41.47
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------

                                       57

-------------------------- --------------------------- ----------------- ---------------- ----------------------------------
                                   1 Year (%)             5 Year (%)       10 Year (%)        Inception to 12/31/01 (%)
                           --------------------------- ----------------- ---------------- ----------------------------------
                           --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------
                              A         N      Inst.      N      Inst.      N     Inst.      A        N        B     Inst.
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------
Large-Cap Aggressive
Growth Fund                   --       --     -37.10     --       --       --       --      --       --     -11.67   -38.80

Small-Cap Aggressive
Growth Fund                   --       --       --       --       --       --       --      --       --      1.58    -3.20

Small-Cap Opportunity
Fund                        -14.78    -9.83    -9.65    69.63    71.55   231.70   239.75   35.15   779.49    -8.51   816.45

Small-Cap Value Fund        -0.48     5.36     5.57     75.25    77.56   227.51   236.11   39.88   758.33    -8.56   795.89

Technology Fund               --       --     -39.61     --       --       --       --      --       --     -15.68   -40.30
-------------------------- --------- -------- -------- -------- -------- -------- ------- -------- -------- -------- -------

     Current yield and total return for the Non-Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Funds.

     Performance data of the Funds may be compared with those of other mutual funds with similar investment objectives and with other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.

     In addition, investors should recognize that changes in the net asset value of shares of the Non-Money Market Funds will affect the yield of such Funds for any specified period, and such changes should be considered together with each such Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for all of the Funds may be useful in reviewing the performance of a Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund may not be comparable to other investment alternatives, however, because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses, and calculate yield.

     PERFORMANCE OF COMMON AND COLLECTIVE TRUST FUNDS. The Convertible Securities Fund, the Intermediate Government Bond Fund, the Small-Cap Value Fund, the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Index Fund, the Small-Cap Opportunity Fund, the Core Equity Fund, the Equity Income Fund, and the International Fund commenced operations upon the investment of a substantial amount of assets invested from collective and common trust funds operated by Harris Trust. If a Fund's predecessor fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the Commission and as appropriate. Because collective and common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund's performance included in any quotation of the Fund's performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     ALL CLASSES. Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order, which will be priced at the Fund's net asset value next calculated after it is so accepted.

     Redemption proceeds normally are paid in cash. However, the Trust has filed formal elections with the Commission pursuant to which a non-Money Market Fund may effect a redemption in kind in portfolio securities only if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. If payment for shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash.

     For an additional administrative fee, paid separately by the shareholder and not as an expense of the Funds, a shareholder may participate in the College In-Sight(R) Program. Through the Program, a participating private college or university reduces the undergraduate tuition for a student, designated by the shareholder, in an amount based on the shareholder's account balance during the time the shareholder participates in the Program. Participation in the Program may begin any time before a designated student graduates from high school. However, no tuition reduction rewards can be earned after June 30th of the student's high school graduation year. Program details and an application are available from the Funds at the address or telephone number given above.

     For employees of HIM, Harris Trust and their affiliates, Sage Scholars, Inc. (the program coordinator on behalf of the participating colleges) has waived the College In-Sight Program administrative fee until further notice. Any participant in the Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris Trust and Savings Bank ("Harris Plan"), through his or her Harris Plan account balances invested in the Funds, may also act as a College In-Sight Program sponsor (with administrative fees waived) for students affiliated with the Carole Robertson Center for Learning, a nonprofit organization offering child, youth, and family development programs to members of Chicago's inner-city communities. Harris Plan participants may obtain more information and an application by calling the telephone number given above.

     A SHARES. An investor in A Shares of a Fund may be entitled to reduced sales charges. To qualify for a reduced sales charge, an investor must notify and provide sufficient information to the Funds at the time of purchase. If an investor invests through an institution, the investor should notify the institution, which in turn must notify the Funds. Programs that allow for reduced sales charges, such as the Right of Accumulation, a Letter of Intent, or Family Purchases (each of which is explained below), may be changed or eliminated at any time.

     The Right of Accumulation allows an investor to combine the amount invested in A Shares of a Fund with the total net asset value of A Shares currently purchased or already owned by that investor of all Funds to determine the applicable sales charge. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all A Shares purchased thereafter.

     A Letter of Intent allows an investor to purchase A Shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of A Shares already owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

     Family Purchases allow family members to purchase A Shares of the Funds over a thirteen-month period at reduced sales charges based on the combined purchases of a family as if they were purchased at the same time for purposes of calculating sales charges. ("Family" includes any person considered to be a part of an extended family, including but not limited to parents, grandparents, children, grandchildren, god-parents, in-laws, aunts, uncles, brothers, sisters, nephews, nieces, and cousins, including step- and adopted relatives.)

     In order to recover commissions paid to institutions, A Shares of a Fund on which no initial sales charge was assessed due to a purchase amount of $1,000,000 or more in a single transaction or pursuant to the Right of Accumulation, a Letter of Intent, or Family Purchases that are redeemed within one year of the purchase date will be subject to contingent deferred sales charges equal to 1.00% of the dollar amount subject to the charge. Redemptions made within one to two years of the purchase will be subject to contingent deferred sales charges equal to 0.50% of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on redemptions of shares acquired through the reinvestment of dividends and distributions or involuntary redemptions by a Fund of shareholder accounts with low account balances.

     Redemptions of shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in a Fund held for more than two years, second from A Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from A Shares held within one and two years, and fourth from A Shares of the Fund held for less than one year.

     The contingent deferred sales charge on shares purchased through an exchange from A Shares of another Fund is based upon the original purchase date and price of the other Fund's shares. For a shareholder with a Letter of Intent who does not purchase $1,000,000 of A Shares under the letter, no contingent deferred sales charge is imposed, but a sales load adjustment will be imposed on the account of such shareholder at the expiration of the period set forth in the Letter of Intent. A Letter of Intent may provide for a contingent deferred sales charge in some cases.

     The contingent deferred sales charge applicable to A Shares will be waived by the Funds for redemptions (a) pursuant to a systematic withdrawal plan, (b) that are shown to have resulted from the death or disability of the accountholder, (c) by qualified retirement plans upon plan termination or dissolution, (d) directed by participants in qualified retirement plans, or (e) from IRAs, if made pursuant to death or disability of the accountholder, or for minimum distributions required after attaining age 70-1/2.

     B SHARES. CDSC. B Shares are sold without an initial sales charge but are subject to a CDSC payable upon redemption, subject to certain waivers described below and in the prospectus. Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. B Shares being redeemed will not be subject to a CDSC to the extent that the value of those shares represents (a) capital appreciation of fund assets, (b) reinvestment of dividends or capital gain distributions, (c) involuntary redemptions by a Fund of shareholder accounts with low account balances, or (d) shares redeemed more than six years after their purchase. The CDSC declines the longer B Shares are held, as shown in the following table.

                                                 CDSC as a % of Dollar Amount
For B Shares sold within the:                          Subject to Charge
----------------------------                           -----------------

First year after purchase                                   5.00%
Second year after purchase                                   4.00
Third year after purchase                                    3.00
Fourth year after purchase                                   3.00
Fifth year after purchase                                    2.00
Sixth year after purchase                                    1.00
Seventh year after purchase                                  0.00
Eighth year after purchase                                   0.00

For each redemption order, shares with no CDSC will be sold first, followed by those shares that have been held for the longest period since purchase.

          CDSC WAIVERS. The CDSC applied to redemptions of B Shares will be waived in the following circumstances, provided that the Distributor receives adequate documentation confirming the selling shareholder's qualification for and entitlement to the waiver.

o Sales of shares in connection with the Systematic Withdrawal Plan ("SWP") of up to 12% annually of a shareholder's Initial Account Balance in a Fund from which the shareholder makes SWP sales. The "Initial Account Balance" is the amount of a shareholder's investment in a Fund at the time the shareholder elects to participate in the SWP with respect to the Fund. (The Funds reserve the right to change the terms and conditions of the SWP and the continued availability of the SWP.) Shares with no CDSC will be sold first, followed by those with the lowest CDSC. Therefore, the benefit of this waiver will be reduced by the value of shares that are not subject to a CDSC.

o The Funds will waive the CDSC on redemptions following the death or disability of a B Share shareholder. An individual will be considered disabled for this purpose if he or she meets the definition set forth in
     Section 72(m)(7) of the Code.

     In cases of death or disability, the CDSC will be waived whether the decedent or disabled person (a) is an individual shareholder or (b) owns the shares as a joint tenant with right of survivorship or (c) is the beneficial owner of a custodial or fiduciary account, provided that the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan or 403(b) custodial account following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59-1/2); (b) minimum distributions from an IRA custodial account following attainment of age 70-1/2; (c) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) custodial account or retirement plan assets to a successor custodian or trustee); (d) any redemption which results from (i) the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, (ii) the return of excess deferral amounts pursuant to Section 401(k)(8) or 402(g)(2) of the Code, (iii) the financial hardship of the employee pursuant to U.S. Treasury Regulations Section 1.401(k)-1(d)(2), or (iv) the death or disability of the employee (see Section 72(m)(7) and 72(t)(2)(A)(ii) of the Code).

          CONVERSION OF B SHARES. B Shares of a Fund will automatically convert to A Shares of that Fund on the business day following the eighth anniversary of the purchase date and may, in the discretion of the Board of Trustees, convert to A Shares on an earlier date. B Shares acquired by an exchange from B Shares of another Fund will convert into A Shares based on the date of the purchase of the initial Fund's B Shares. B Shares acquired through reinvestment of distributions will convert into A Shares based upon the date of the initial B-Share purchase to which such shares relate. For purposes of the preceding sentence, B Shares acquired through reinvestment of distributions will be attributed to particular purchases of B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. The conversion of B Shares to A Shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined at least as often as each day that the New York Stock Exchange is open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

     A security held by a Non-Money Market Fund (other than a debt obligation or fixed-income security, discussed below) is valued at the last reported sale price on the principal exchange (including for these purposes the National Association of Securities Dealers' Automatic Quotation System) on which the security is traded as of the time of valuation. In the absence of any sale on the valuation date, the security is valued at the closing bid price. A security that is traded only on the over-the-counter market generally is valued at the last reported bid price. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the absence of a readily available market quotation (or when, in the view of the Adviser, an available market quotation does not accurately reflect the security's fair value), the security is valued at a fair value as determined by or under the direction of the Trust's Board of Trustees. Prices used for valuations of securities are provided by independent pricing services. Debt obligations and fixed-income securities with remaining maturities of 60 days or less generally are valued at amortized cost, as discussed below.

     Each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in securities determined by the Board of Trustees to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7 provides, however, that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize at $1.00, to the extent reasonably possible, the price per share of each of the Money Market Funds as computed for the purpose of sales and redemptions. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the Adviser or Sub-Adviser, a security no longer is deemed to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other Fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate). A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser or Sub-Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time.

     In valuing brokerage services, the Adviser or Sub-Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser or Sub-Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser or Sub-Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser or Sub-Adviser or in advising the Funds.

     The Adviser or Sub-Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser or Sub-Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than an affiliate of the Trust) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser or Sub-Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser or Sub-Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser or Sub-Adviser in performing services to others.

     An affiliate of the Trust or the Adviser or Sub-Adviser may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Trust. The Board of Trustees, including a majority of the Trustees who are not "interested persons", has determined that portfolio transactions for a Fund may be executed through if, in the judgment of the Adviser or Sub-Adviser, the use of such affiliated broker is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, the affiliated broker charges the Fund commission rates at least as favorable to the Fund as those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The Board of Trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. The Funds will not effect principal transactions with an affiliate of the Trust or the Adviser or Sub-Adviser. In executing transactions through an affiliated broker the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser and Sub-Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise. Purchases and sales of securities for the Fixed Income Funds and the Money Market Funds will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions.

     Purchase and sale orders for securities on behalf of any Fund may be combined with those of other accounts that the Adviser or Sub-Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Adviser or Sub-Adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, it allocates the transactions among the participants equitably.

     Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser or Sub-Adviser, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

     The following table shows aggregate amount of brokerage commissions paid by each Fund. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).

------------------------------------------------ ----------------------------------------------------------------------
                                                             Aggregate Amount of Brokerage Commissions ($)
                                                 ----------------------------------------------------------------------
                                                 ----------------------- ----------------------- ----------------------
                                                          1999                    2000                   2001
------------------------------------------------ ----------------------- ----------------------- ----------------------
Convertible Securities Fund                              15,939                  17,754                 13,457

Balanced Fund                                            62,259                  48,020                 51,155

Core Equity Fund                                        152,356                 171,862                 184,612

Emerging Markets Fund                                    94,699                 192,252                 60,240

Equity Fund                                            1,468,542                972,289                 633,895

Equity Income Fund                                       44,330                  48,611                 50,472

Index Fund                                               43,820                  76,300                 46,639

International Fund                                      642,480                1,107,354                430,029

Large-Cap Aggressive Growth Fund                           --                      11                    3,600

Small-Cap Opportunity Fund                              491,119                 959,698                 916,513

Small-Cap Value Fund                                    379,079                 257,117                 529,734

Technology Fund                                            --                      44                    7,377
------------------------------------------------ ----------------------- ----------------------- ----------------------

     During the last three fiscal years, the Emerging Markets Fund and the International Fund paid brokerage commissions to Salomon Smith Barney, Inc. ("SSB"), which was a second-tier affiliate of the Sub-Adviser until June 2, 2000. From January 1, 1999 to June 2, 2000, the aggregate amount of brokerage commissions paid to SSB, as a dollar amount and as a percent of the aggregate amount of brokerage commissions paid by each Fund, and the percent of each Fund's aggregate dollar amount of transactions involving the payment of brokerage commissions effected through SSB are shown in the following table.

--------------------------- --------------------------------- ---------------------------- -----------------------------
                                                                  Aggregate Brokerage         % of Aggregate Dollar
                            Aggregate Brokerage Commissions     Commissions Paid to SSB       Amount of Transactions
                                    Paid to SSB ($)               as a % of Aggregate          Involving Payment of
                                                                      Commissions               Commissions to SSB
                            --------------------------------- ---------------------------- -----------------------------
                            --------------- ----------------- -------------- ------------- --------------- -------------
                                 1999            2000*            1999          2000*           1999          2000*
--------------------------- --------------- ----------------- -------------- ------------- --------------- -------------
Emerging Markets Fund           4,178            5,214            4.4%           6.8%           2.0%           4.7%

International Fund              21,079           44,182           3.3%           7.6%           4.1%          10.6%
--------------------------- --------------- ----------------- -------------- ------------- --------------- -------------

* For the period January 1, 2000 to June 1, 2000 only.

     With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of such transactions on which commissions were paid for the fiscal year ended December 31, 2001.

-------------------------------------- -------------------------------------- -----------------------------------------
                                                                               Total Dollar Amount of Transactions on
                                            Total Brokerage Commissions             which Commissions were paid
                                              (Research-related) ($)                   (Research-related) ($)
-------------------------------------- -------------------------------------- -----------------------------------------
Balanced Fund                                         13,897                                 10,092,821

Core Equity Fund                                      53,683                                 38,786,084

Emerging Markets Fund                                  6,055                                 2,546,946

Equity Fund                                           157,548                               116,351,830

Equity Income Fund                                    15,992                                 10,436,874

International Fund                                    21,002                                 11,360,525

Small-Cap Opportunity Fund                            25,560                                 6,296,167

Small-Cap Value Fund                                   8,395                                 1,679,000
-------------------------------------- -------------------------------------- -----------------------------------------


                                 TAX INFORMATION

     Each Fund is treated as a separate entity for Federal income tax purposes and thus the provisions of the Code generally are applied to each Fund separately, rather than to the Trust as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund.

     The Trust intends to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes. Qualification as a regulated investment company under the Code generally requires, among other things, that
(a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities, securities in other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to Federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year and, in the case of the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund, that it distributes to its shareholders at least 90% of its net tax-exempt income (including net short-term capital gains). In addition, the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund intend that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from Federal income tax, so that such Funds will qualify under the Code to pay "exempt-interest dividends" (described below).

     Dividends (including net short-term capital gains), except exempt-interest dividends, will be taxable to shareholders as ordinary income.

     Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deduction.

     A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their value at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

     Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund generally is not deductible for Federal income tax purposes. Under the IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.

     Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

     The Trust will be required to withhold, subject to certain exemptions, a portion (currently 30%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust or Transfer Agent.

     Certain of the Funds may invest in municipal bond index futures contracts and options on interest rate futures contracts. The Funds do not anticipate that these investment activities will prevent the Funds from qualifying as regulated investment companies. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

     For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, a Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to a Fund and the amount of distributions taxable to a shareholder. Moreover, if a Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. Each Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

     In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each of the Funds intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax. Each Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by a Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the

Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

     In the case of the Equity Funds and the Fixed Income Funds, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

     In the case of the Equity Funds and the Fixed Income Funds, if securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     If, in the opinion of the Trust, ownership of its shares has or may become concentrated to an extent that could cause the Trust to be deemed a personal holding company within the meaning of the Code, the Trust may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.


                          SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, and to create one or more classes of these shares. Pursuant thereto, the Trustees have authorized the issuance of six classes of shares, A Shares, N Shares, B Shares, Service Shares, Exchange Shares and Institutional Shares for the Funds of the Trust as follows: Institutional Shares are offered by each Fund. A Shares are offered by each Fund, except for the Index Fund, the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, the Technology Fund, the High Yield Bond Fund, and each of the Money Market Funds. N Shares are offered by each Fund, except for the Large-Cap Aggressive Growth Fund, the Small-Cap Aggressive Growth Fund, and the Technology Fund. B Shares are offered by each Fund, except for the Convertible Securities Fund, the High Yield Bond Fund, the Tax-Exempt Money Market Fund, and the Government Money Market Fund. Service Shares are offered only by the Money Market Funds. Exchange Shares are offered only by the Money Market Fund.

     Shareholders of a Fund are entitled to that number of votes that is equal to the number of whole shares and fractional shares held multiplied by the net asset value of one share of that Fund in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Generally, all shares of the Trust will be voted with other shares of the Trust and will be voted in the aggregate, and not by Fund or class, except where voting by Fund or class is required by law or where the matter involved affects only one Fund or class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

     Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. Notwithstanding the foregoing, each class of shares of each Fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Trust (or a Fund), shareholders of each Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     The Trust may dispense with annual meetings of shareholders in any year in which Trustees are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.


                                      OTHER

     The Registration Statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


               INDEPENDENT ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

     PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 are the independent accountants for the Trust and audit and report on the Trust's annual financial statements, review certain regulatory reports, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The Funds' December 31, 2001 financial statements and the report thereon of PricewaterhouseCoopers LLP from the Funds' December 31, 2001 Annual Report and the Fund's June 30, 2002 Semi-Annual Report (as filed with the Commission on March 11, 2002 and September 4, 2002, respectively, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000935069-99-000038)) are incorporated herein by reference.

                                   APPENDIX A


DESCRIPTION OF BOND RATINGS (INCLUDING CONVERTIBLE BONDS)

         The following summarizes ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

                  AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC - An obligation rated CC is currently highly vulnerable to nonpayment.

                  C - Any subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt.

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

                  A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                  Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.

                  B - Bonds that are rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

                  Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through Caa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     The following summarizes ratings used by Fitch, Inc. ("Fitch") for bonds:

                  AAA - Highest credit quality. Ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  AA - Very high credit quality. Ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  A - High credit quality. Ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  BBB - Good credit quality. Ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                  BB - Speculative. Ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  B - Highly speculative. Ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     A "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to categories below CCC.


DESCRIPTION OF MUNICIPAL NOTES RATINGS

     The following summarizes the ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                  MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but the undeniable strength of the preceding grades is lacking. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     The following summarizes the ratings by Standard & Poor's for short-term municipal notes:

                  SP-1 - Strong capacity to pay principal and interest. An issue determined to possess overwhelming safety characteristics is given a "plus" (+) designation.

                  SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  SP-3 - Speculative capacity to pay principal and interest.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1. Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for payment.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

     The following summarizes the ratings used by Fitch for short-term obligations:

                  F-1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                  F-2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  F-3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  B - Speculative. Minimal capacity for the payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                     PART C

                                OTHER INFORMATION

Item 23.        Exhibits.
-------         --------

     (a) (1) Declaration of Trust dated December 6, 1995 (incorporated by reference to Registration Statement filed on December 12, 1995).

          (2) Amendment to Declaration of Trust dated November 4, 1996 (incorporated by reference to Post-Effective Amendment ("PEA") No. 3 filed on February 28, 1997).

          (3) Amendment to Declaration of Trust dated June 6, 1997 (incorporated by reference to PEA No. 5 filed on June 13, 1997).

          (4) Amendment to Declaration of Trust dated November 2, 1998 (incorporated by reference to PEA No. 9 filed on November 9,
               1998).

          (5) Amendment to Declaration of Trust dated February 18, 1999 (incorporated by reference to PEA No. 10 filed on March 2, 1999).

          (6) Amendment to Declaration of Trust dated 1 May 2000 (incorporated by reference to PEA No. 14 filed on April 28, 2000).

          (7) Amendment to Declaration of Trust dated 5 September 2000 (incorporated by reference to PEA No. 16 filed on September 5,
               2000).

          (8) Establishment and Designation of Series and Classes of Shares dated 5 December 2000 (incorporated by reference to PEA No. 18 filed on 28 December 2000).

          (9) Amendment No. 1 to Establishment and Designation of Series and Classes of Shares dated 27 April 2001 (incorporated by reference to PEA No. 22 filed on 1 June 2001).

          (10) Amendment No. 2 to Establishment and Designation of Series and Classes of Shares dated 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (11) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 28 March 2002 (incorporated by reference to PEA No. 27 filed on 5 April 2002).

          (12) Amended and Restated Establishment and Designation of Series and Classes of Shares dated 26 June 2002 (incorporated by reference to PEA No. 29 filed on 28 June 2002).

     (b) (1) By-Laws (incorporated by reference to Registration Statement filed on December 12, 1995).

          (2) Amendment to By-Laws dated October 31, 1995 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (3) Amendment to By-Laws dated January 23, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (4) Amendment to By-Laws dated November 4, 1996 (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (5) Amendment to By-Laws dated 27 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001)

     (c)       Not applicable.

     (d) (1) Advisory Contract dated April 28, 2000 between Registrant and Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") (incorporated by reference to PEA No. 14 filed on April 28,
               2000).

        (1)(a) Notice to the Adviser dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

        (1)(b) Notice to the Adviser dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

          (2) Assignment and Assumption Agreement dated 30 April 2001 among Registrant, Harris Trust, and Harris Investment Management, Inc. ("HIM") (incorporated by reference to PEA No. 21 filed on 1 May
               2001).

        (2)(a) Amendment dated 29 June 2001 to Investment Advisory Contract between Registrant and Harris Trust, as assigned to and assumed by HIM (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (3) Investment Sub-Advisory Contract dated August 6, 1997 between HIM and Hansberger Global Investors, Inc. on behalf of Harris Insight International Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

          (4) Investment Sub-Advisory Contract dated October 1, 1997 between HIM and Hansberger Global Investors, Inc. on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 7 filed on February 27, 1998).

          (5) Amendment of Investment Sub-Advisory Contracts for Harris Insight International Fund and Harris Insight Emerging Markets Fund with Hansberger Global Investors, Inc. dated as of 30 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

     (e) (1) Distribution Agreement dated 16 March 2001 between the Registrant and PFPC Distributors, Inc. ("PFPCDI") (incorporated by reference to PEA No. 20 filed on 2 April 2001).

          (2) Amendment dated 29 June 2001 to the Distribution Agreement dated 16 March 2001 between the Registrant and PFPCDI (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (3) Notice to the Distributor dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

     (f)       Not applicable.

     (g)  (1)  Custodian Agreement dated February 23, 1996 between
               Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (2) Notice to the Custodian dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (3) Notice to the Custodian dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

          (4) Consent to Assignment of Custodian Agreement dated February 18, 1999 between Registrant and PNC Bank, N.A. (incorporated by reference to PEA No. 11 filed on May 3, 1999).

          (5) Sub-Custodian Services Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

          (6) Foreign Custody Manager Delegation Agreement dated February 18, 1999 by and between PFPC Trust Company, PNC Bank, N.A. and Registrant (incorporated by reference to PEA No. 11 filed on May 3, 1999).

          (7) Notice to the Custodian dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28,
               2000).

        (7)(a) Notice to the Custodian dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

          (8) Notice to the Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

          (9) Notice to the Sub-Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

     (h) (1) Transfer Agency Services Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 3 filed on February 28, 1997).

        (1)(a) Amendment dated 29 June 2001 to the Transfer Agency Services Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 24 filed on 14 August
               2001).

          (2) Notice to the Transfer Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 5 filed on June 13, 1997).

          (3) Notice to the Transfer Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 7 filed on February 27, 1998).

        (3)(a) Notice to the Transfer Agent dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

        (3)(b) Notice to the Transfer Agent dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

        (3)(c) Notice to the Transfer Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

          (4) Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and

               PFPC Inc. (incorporated by reference to PEA No. 3 filed on February 28, 1997).

        (4)(a) Amendment dated 29 June 2001 to the Sub-Transfer Agency Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (5) Notice to the Sub-Transfer Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

        (5)(a) Notice to the Sub-Transfer Agent dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

        (5)(b) Notice to the Sub-Transfer Agent dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

          (6) Notice to the Sub-Transfer Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

        (6)(a) Notice to the Sub-Transfer Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

          (7) Administration Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 3 filed on February 28, 1997).

        (7)(a) Amendment dated 29 June 2001 to the Administration Agreement dated July 1, 1996 between Registrant and Harris Trust (incorporated by reference to PEA No. 24 filed on 14 August
               2001).

          (8) Notice to the Administrator dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 5 filed on June 13, 1997).

          (9) Notice to the Administrator dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

        (9)(a) Notice to the Administrator dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

        (9)(b) Notice to the Administrator dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

        (9)(c) Notice to the Administrator dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

          (10) Sub-Administration and Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 3 filed on February 28,
               1997).

       (10)(a) Amendment dated 1 May 1999 of Sub-Administration and
               Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC, Inc. (incorporated by reference to PEA No. 12 filed on May 7, 1999).

       (10)(b) Amendment dated 29 June 2001 to the Sub-Administration and Accounting Services Agreement dated July 1, 1996 between Harris Trust and PFPC Inc. (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (11) Notice to the Sub-Administrator and Accounting Services Agent dated January 21, 1997 on behalf of Harris Insight Small-Cap Value Fund (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (12) Notice to the Sub-Administrator and Accounting Services Agent dated June 6, 1997 on behalf of Harris Insight Emerging Markets Fund (incorporated by reference to PEA No. 6 filed on September 15, 1997).

       (12)(a) Notice to the Sub-Administrator and Accounting Services Agent dated April 28, 2000 on behalf of Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, and Harris Insight Government Money Market Fund (incorporated by reference to PEA No. 14 filed on April 28, 2000).

       (12)(b) Notice to the Sub-Administrator and Accounting Services Agent dated 5 September 2000 on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, and Harris Insight Technology Fund (incorporated by reference to PEA No. 16 filed on September 5, 2000).

       (12)(c) Notice to the Sub-Administrator and Accounting Services Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund (filed herewith).

          (13) Organizational Expenses Agreement between Harris Trust and the Registrant, on behalf of Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund and Harris Insight Technology Fund dated 27 April 2001 (incorporated by reference to PEA No. 23 filed on 8 June 2001).

          (14) Agreement for Fee Waivers and Expense Reimbursements dated 1 January 2001 (incorporated by reference to PEA No. 23 filed on 8 June 2001).

          (15) Financial Services Program Administration Agreement, relating to Service Shares (incorporated by reference to PEA No. 29 filed on 28 June 2002).

     (i) Consent and legal opinion of Bell, Boyd & Lloyd LLC (filed herewith).

     (j)       Consent of independent accountants (filed herewith).

     (k)       Not applicable.

     (l) (1) Form of Purchase Agreement relating to Initial Capital (incorporated by reference to PEA No. 3 filed on February 28,
               1997).

           (2) Subscription Agreement dated January 14, 1999 between Registrant and FDI Distribution Services, Inc. relating to Advisor Shares (incorporated by reference to PEA No. 10 filed on March 2, 1999).

          (3) Subscription Agreement dated 6 December 2000 between Registrant and Provident Distributors, Inc. relating to B Shares (incorporated by reference to PEA No. 18 filed on 28

               December 2000).

     (m) (1) Service Plans and related Forms of Shareholder Servicing Agreement dated April 28, 2000 relating to N Shares, as amended 6 August 2001 and 26 June 2002 (incorporated by reference to PEA No. 29 filed on 28 June 2002). .

          (2) Service Plan and related Form of Shareholder Servicing Agreement dated April 28, 2000 relating to A Shares, as amended 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August
               2001).

          (3) Service Plan and related Form of Shareholder Servicing Agreement dated November 1, 2000 relating to B Shares, as amended 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August
               2001).

          (4) Distribution Plan pursuant to Rule 12b-1 dated 16 March 2001 relating to B Shares, as amended 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (5) Form of Selling Agreement (incorporated by reference to PEA No. 27 filed on 5 April 2002).

          (6) Service Plan and related Form of Shareholder Servicing Agreement dated 27 April 2001 relating to Exchange Shares, as amended 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (7) Service Plan and related Form of Shareholder Servicing Agreement dated 6 August 2001 relating to Institutional Shares, as amended 26 June 2002 (incorporated by reference to PEA No. 29 filed on 28 June 2002). .

          (8) Service Plans and related Form of Shareholder Servicing Agreement dated 28 March 2002, relating to Service Shares (incorporated by reference to PEA No. 27 filed on 5 April 2002).

     (n) (1) Multi-Class Plan (incorporated by reference to PEA No. 3 filed on February 28, 1997).

          (2) Multi-Class Plan dated November 2, 1998 (incorporated by reference to PEA No. 9 filed on November 9, 1998).

          (3) Multi-Class Plan dated February 18, 1999 (incorporated by reference to PEA No. 10 filed on March 2, 1999).

          (4) Multi-Class Plan dated November 1, 2000 (incorporated by reference to PEA No. 17 filed on 1 November 2000).

          (5) Multi-Class Plan dated 27 April 2001 (incorporated by reference to PEA No. 21 filed on 1 May 2001).

          (6) Multi-Class Plan dated 6 August 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (7) Multi-Class Plan dated 28 March 2002 (incorporated by reference to PEA No. 27 filed on 5 April 2002).

          (8) Multi-Class Plan dated 26 June 2002 (incorporated by reference to PEA No. 29 filed on 28 June 2002).

     (p) (1) Code of Ethics of Harris Insight Funds Trust (incorporated by reference to PEA No. 13 filed on February 16, 2000)

          (2) Statement of Principles and Code of Ethics of Harris Trust and Savings Bank and Harris Investment Management, Inc., as amended 13 June 2001 (incorporated by reference to PEA No. 24 filed on 14 August 2001).

          (3) Amended Code of Ethics of Hansberger Global Investors, Inc. dated 1 February 2001 (incorporated by reference to PEA No. 19 filed on 2 March 2001).

Other          Powers of Attorney for C. Gary Gerst, Edgar R. Fielder, John W.
Exhibits:      McCarter, Jr. and Paula Wolff dated February 24, 2000
               (incorporated by reference to PEA No. 14 filed on April 28, 2000).

               Power of Attorney for Valerie B. Jarrett dated February 1, 2000 (incorporated by reference to PEA No. 13 filed on February 16,
               2000).

               Power of Attorney for Thomas J. Ryan dated February 7, 2000 (incorporated by reference to PEA No. 13 filed on February 16,
               2000).

               Power of Attorney for Peter P. Capaccio dated 23 February 2001 ((incorporated by reference to PEA No. 19 filed on 2 March 2001)


Item 24.  Persons Controlled by or under Common Control with Registrant.
-------   -------------------------------------------------------------

Not applicable.

Item 25.   Indemnification.
-------    ---------------

         Under Section 4.3 of the Registrant's Declaration of Trust, any past or present Trustee or officer of the Registrant (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his or her actions were in or not opposed to the best interests of the Registrant. Moreover, that provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that such covered person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Expenses may be paid by the Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to the Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust and the Covered Person either provides security for such undertaking or insures the Registrant against losses from such advances or the disinterested Trustees or independent legal counsel determines, in the manner specified in the Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification. This description is modified in its entirety by the provision of Section 4.3 of the Registrant's Declaration of Trust contained in the Registration Statement filed on December 12, 1995 as Exhibit No. 1 and incorporated herein by reference.

         The Distribution Agreement, the Custodian Agreement, the Transfer Agency Services Agreement and the Administration Agreement (the "Agreements") contained in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Trust against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 26.  Business and Other Connections of Investment Adviser.
-------   ----------------------------------------------------

         (a) Harris Investment Management, Inc. ("HIM"), an indirect wholly-owned subsidiary of the Bank of Montreal, serves as investment adviser to the Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Money Market Fund, Harris Insight Tax-Exempt Money Market Fund, Harris Insight Government Money Market Fund, Harris Insight Equity Income Fund, Harris Insight Core Equity Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Index Fund, Harris Insight International Fund, Harris Insight Balanced Fund, Harris Insight Convertible Securities Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund, Harris Insight Tax-Exempt Bond Fund, Harris Insight Small-Cap Value Fund, Harris Insight Emerging Markets Fund, Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Small-Cap Aggressive Growth Fund, Harris Insight Technology Fund, and Harris Insight High Yield Bond Fund. HIM's business is that of a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940.

         To the knowledge of the Registrant, none of the directors or executive officers of HIM, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature with respect to publicly traded companies for their own account or in the capacity of director, officer, employees, partner or trustee.


                                                                  Principal Business(es) During the
Name                        Position(s) with HIM                  Last Two Fiscal Years
--------------------------- ------------------------------------- -------------------------------------------------


Donald G.M. Coxe            Director, Chairman of the Board and   Chairman of the Board and Chief Strategist,
                            Chief Strategist                      Harris Investment Management, Inc.; Chairman of
                                                                  the Board, Jones Heward Investments, Inc.

Peter P. Capaccio           Director                              Senior Vice President/Director, Mutual Funds
                                                                  and the Investment Products Group, Harris Trust
                                                                  and Savings Bank

William A. Downe            Director                              Deputy Chair, Bank of Montreal; Chief Executive
                                                                  Officer, Nesbitt Burns, Inc.; co-Chief
                                                                  Executive Officer, Bankmont Financial Corp.




                                                                  Formerly, Vice Chair, Private Client Group,
                                                                  Bank of Montreal and Deputy Chair, Nesbitt
                                                                  Burns, Inc.

William O. Leszinske        Director, President, Chief            President and Chief Investment Officer, Harris
                            Investment Officer                    Investment Management, Inc.

Edward W. Lyman, Jr.        Director                              Vice Chair of the Board, Harris Trust and
                                                                  Savings Bank and Harris Bankcorp, Inc.

Gilles G. Ouellette         Director                              President and Chief Executive Officer, Private
                                                                  Client Group, Bank of Montreal, and Deputy
                                                                  Chair, Nesbitt Burns, Inc.  Formerly, President
                                                                  and Chief Operating Officer, Private Client
                                                                  Group, Bank of Montreal.

Brian J. Steck              Director                              Retired; formerly Vice-Chairman of Investment
                                                                  and Corporate Banking, Bank of Montreal and
                                                                  Chairman and Chief Executive Officer, Nesbitt
                                                                  Burns, Inc.

Wayne W. Thomas             Director                              Senior Vice President - Personal Investment
                                                                  Management, Harris Trust and Savings Bank

William E. Thonn            Director                              Executive Vice President - The Private Bank,
                                                                  Harris Trust and Savings Bank

Randall J. Johnson          Chief Financial Officer and           Senior Partner, Harris Investment Management,
                            Treasurer                             Inc.

G. Nicholas Bullat          Secretary                             Vice President and Counsel, Harris Trust and
                                                                  Savings Bank

Andrea J. Torok             Assistant Secretary                   Partner, Harris Investment Management, Inc.


     (b) Hansberger Global Investors, Inc. ("Hansberger") serves as the Investment Sub-Adviser of the Harris Insight International Fund and the Harris Insight Emerging Markets Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. ("Group Inc."). Group Inc. is currently majority controlled by Mr. Thomas L. Hansberger. Hansberger, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2001, Hansberger managed assets with a value of approximately $3.0 billion.


------------------------------------- --------------------------------------------- -----------------------------
       NAME AND POSITION WITH                                                          CONNECTION WITH OTHER
         INVESTMENT ADVISER                      NAME OF OTHER COMPANY                        COMPANY
------------------------------------- --------------------------------------------- -----------------------------


Hansberger, Thomas Loren              The Hansberger Global Fund PLC                Director

Chairman, CEO, President, Chief       Hansberger Global Investors Limited           Director
Investment Officer, Director and
Treasurer                             Hansberger Global Investors (HK) Limited      Director, Shareholder

                                      Hansberger Group, Inc.                        Director, CEO, President,
                                                                                    and Treasurer

                                      Hansberger Institutional Series               Chairman, President, Trustee

                                                                                    Director, Shareholder

                                      Hansberger Global Fund

                                                                                    Director

                                      India Growth Fund

------------------------------------- --------------------------------------------- -----------------------------
Scott, Kimberley Ann                  Hansberger Global Investors (HK) Limited      Director

Senior VP; Secretary; Chief           Hansberger Group, Inc.                        Senior VP, Chief
Compliance Officer; Chief                                                           Administrative Officer and
Administrative Officer, Director                                                    Chief Compliance Officer

                                      The Hansberger Global Fund PLC                Director

                                      Hansberger Global Investors Limited           Director

                                      Hansberger Institutional Series               Secretary

                                      Hansberger Global Fund                        Director

------------------------------------- --------------------------------------------- -----------------------------
Jackson, J. Christopher               Hansberger Group, Inc.                        Senior VP, General Counsel
                                                                                    and Assistant Secretary

Senior VP; General Counsel;
Assistant Secretary, Director         Hansberger Global Investors (HK) Limited      Director

                                      Hansberger Institutional Series               Vice President

                                      Hansberger Global Fund                        Director

                                      Global Decisions Group LLC                    Vice President

------------------------------------- --------------------------------------------- -----------------------------
Freeman, Wesley Edmond                Hansberger Institutional Series               Vice President

Managing Director-Institutional
Marketing, Director

------------------------------------- --------------------------------------------- -----------------------------
Christensen, Jr., Thomas Allen        Hansberger Institutional Series               Chief Financial Officer,
                                                                                    Treasurer

Chief Financial Officer

                                      Hansberger Group, Inc.                        Chief Financial Officer

------------------------------------- --------------------------------------------- -----------------------------

Item 27.  Principal Underwriter


     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of August 1, 2002:

                           AB Funds Trust
                           AFBA 5 Star Funds, Inc.
                           Columbia Common Stock Fund, Inc.
                           Columbia Growth Fund, Inc.
                           Columbia International Stock Fund, Inc.
                           Columbia Special Fund, Inc.
                           Columbia Small Cap Fund, Inc.
                           Columbia Real Estate Equity Fund, Inc.
                           Columbia Balanced Fund, Inc.
                           Columbia Daily Income Company
                           Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                           Columbia High Yield Fund, Inc.
                           Columbia National Municipal Bond Fund, Inc.
                           Columbia Strategic Value Fund, Inc.
                           Columbia Technology Fund, Inc.
                           Deutsche Asset Management VIT Funds
                           Forward Funds, Inc
                           GAMNA Series Funds, Inc.
                           Harris Insight Funds Trust
                           Hillview Investment Trust II
                           International Dollar Reserve Fund I, Ltd.
                           Kalmar Pooled Investment Trust
                           Matthews International Funds
                           Metropolitan West Funds
                           New Covenant Funds
                           Pictet Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           Smith Graham Institutional Funds
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Tomorrow Funds Retirement Trust
                           Trainer, Wortham First Mutual Funds
                           Undiscovered Managers Funds
                           Weiss, Peck & Greer Funds Trust
                           Weiss, Peck & Greer International Fund
                           Whitehall Funds Trust
                           Wilshire Target Funds, Inc.
                           WPG Large Cap Growth Fund
                           WPG Tudor Fund
                           WT Investment Trust

              Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Provident Institutional Funds
                           BlackRock Funds, Inc.

              Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds Trust
                           Northern Institutional Funds Trust

              Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           The Offit Investment Fund, Inc
                           The Offit Variable Insurance Fund, Inc.

              Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.


         (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

         Steven Turowski            -   Chairman, Chief Executive
                                        Officer, Director and President
         Brian Burns                -   Director
         Michael Denofrio           -   Director
         Susan Keller               -   Director
         Rita G. Adler              -   Chief Compliance Officer
         Christine A. Ritch         -   Chief Legal Officer
         Salvatore Faia             -   Secretary and Clerk
         Christopher S. Conner      -   Assistant Secretary and Assistant Clerk
         Bradley A. Stearns         -   Assistant Secretary and Assistant Clerk
         John L. Wilson             -   Assistant Secretary and Assistant Clerk
         John Coary                 -   Treasurer
         Douglas D. Castagna        -   Controller and Assistant Treasurer
         Lisa Colon                 -   Vice President
         Bruno DiStefano            -   Vice President
         Elizabeth T. Holtsbery     -   Vice President
         Susan K. Moscaritolo       -   Vice President
         Thomas Rodman              -   Vice President

         (c)  Not applicable.

Item 28.  Location of Accounts and Records.
-------   --------------------------------

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at one or more of the following offices: Harris Insight Funds Trust, 3200 Horizon Drive, King of Prussia, PA 19406; PNC Bank, N.A., Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107; PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809; Harris Investment Management, Inc., 190 South LaSalle Street, Chicago, Illinois 60603; or Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60603.

Item 29.  Management Services.
-------   -------------------

         Other than as set forth under the captions "Management" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contracts.

Item 30.  Undertakings.
-------   ------------

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all or the requirements for effectiveness of this Post-Effective Amendment No. 30 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 10th day of September 2002.

                                               Harris Insight Funds Trust

                                               By: Peter P. Capaccio, President*

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                            Title                    Date
--------------------------------     ------------------       --------------
Peter P. Capaccio*                   President                10 September 2002

Thomas J. Ryan*                      Treasurer and Chief      10 September 2002
                                     Financial Officer

C. Gary Gerst*                       Chairman of the          10 September 2002
                                     Board of Trustees;
                                     Trustee

Edgar R. Fiedler*                    Trustee                  10 September 2002

John W. McCarter, Jr.*               Trustee                  10 September 2002

Paula Wolff*                         Trustee                  10 September 2002

Valerie B. Jarrett*                  Trustee                  10 September 2002


* By: /s/ G. Nicholas Bullat
      -------------------------------
      G. Nicholas Bullat
      Attorney-in-Fact pursuant to powers of attorney dated 1 February 2000, 7 February 2000, 24 February 2000, and 23 February 2001.

                   Index of Exhibits Filed with this Amendment

     Exhibit
     Number                                 Exhibit

    (d)(1)(b) Notice to the Adviser dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

       (e)(3) Notice to the Distributor dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

       (g)(8) Notice to the Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

       (g)(9) Notice to the Sub-Custodian dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

    (h)(3)(c) Notice to the Transfer Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

    (h)(6)(a) Notice to the Sub-Transfer Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

    (h)(9)(c) Notice to the Administrator dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

   (h)(12)(c)  Notice to the Sub-Administrator and Accounting
               Services Agent dated 9 September 2002 on behalf of Harris Insight High Yield Bond Fund.

          (i)  Legal Opinion and Consent of Bell, Boyd & Lloyd LLC

          (j)  Consent of independent accountants.